Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

and

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

dated as of August 22, 2017

relating to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 4, 2014,

among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

THE SUBSIDIARIES OF TRANSDIGM INC. FROM TIME TO TIME PARTY

THERETO,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC,

CITIGROUP GLOBAL MARKETS INC.,

MORGAN STANLEY SENIOR FUNDING, INC.,

HSBC SECURITIES (USA) INC.,

BARCLAYS BANK PLC,

UBS SECURITIES LLC,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

GOLDMAN SACHS LENDING PARTNERS LLC,

RBC CAPITAL MARKETS,

and

JPMORGAN CHASE BANK, N.A.,

as Joint Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of August 22, 2017 (this “Agreement”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 4, 2014, as amended by Amendment No. 1 dated as of June 9, 2016 and Amendment No. 2 dated as of March 6, 2017 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended hereby, the “Amended Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Existing Lenders”), and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. The Borrower has requested that (i) the Persons set forth on Schedule I hereto (the “Tranche G Term Lenders”) make Incremental Term Loans in an aggregate principal amount of $1,819,000,000 (the “Tranche G Term Loans”) to the Borrower on the Amendment No. 3 Effective Date (as defined below) and (ii) certain provisions of the Credit Agreement be amended as set forth herein.

B. The Tranche G Term Lenders are willing to make the Tranche G Term Loans to the Borrower on the Amendment No. 3 Effective Date, and the Lenders party hereto, constituting the Required Lenders, are willing to amend the Credit Agreement as provided for herein, in each case, on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “Tranche G Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, (b) the Borrowing of the Tranche G Term Loans hereunder and the use of the proceeds thereof in accordance with the terms of the Credit Agreement and this Agreement, (c) the payment of a special dividend or other distribution to, or the repurchase of shares of Common Stock held by, equity holders of Holdings (the “2017 Specified Restricted Payments”), (d) the repayment in full of all Tranche C Term Loans outstanding under the Credit Agreement, together with all accrued and unpaid interest thereon (the “Tranche C Refinancing”) and (e) the payment of fees and expenses incurred in connection with the foregoing (the “Transaction Costs”).

SECTION 2. Incremental Term Loan Commitments. (a) Each Tranche G Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make Tranche G Term Loans to the Borrower on the Amendment No. 3 Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Tranche G Term Lender’s name on Schedule I hereto under the heading “Tranche G Term Loan Commitment”. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed.

(b) The Incremental Term Loan Maturity Date for the Tranche G Term Loans shall be the Tranche G Maturity Date set forth in the Amended Credit Agreement and, for purposes of Section 2.08(b) of the Credit Agreement, the Tranche G Term Loans shall amortize as provided in Section 2.08(a)(v) of the Amended Credit Agreement. Unless the context shall otherwise require, the Tranche G Term Loans shall constitute “Incremental Term Loans” and “Other Term Loans”, and the Tranche G Term Lenders shall constitute “Incremental Term Lenders” and “Lenders”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c) The proceeds of the Tranche G Term Loans shall be used solely (i) to finance a portion of the 2017 Specified Restricted Payments, (ii) to finance the Tranche C Refinancing, and (iii) to pay the Transaction Costs.

(d) Unless previously terminated, (i) the commitments of the Tranche G Term Lenders shall terminate upon the making of the Tranche G Term Loans on the Amendment No. 3 Effective Date.

(e) The initial Interest Period with respect to the Tranche G Term Loans shall be the Interest Period set forth in the notice of borrowing delivered by the Borrower to the Administrative Agent pursuant to Section 4(e) of this Agreement.

SECTION 3. Amendments to Credit Agreement. Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“2017 Specified Restricted Payments” means Restricted Payments in an amount not to exceed $1,260,179,000 in the aggregate by the Borrower to Holdings, the proceeds of which Restricted Payments are used by Holdings to pay a special dividend or other distribution to holders of its Capital Stock or to repurchase shares of its Common Stock.

“Amendment No. 3” means Amendment No. 3 and Incremental Term Loan Assumption Agreement dated as of August 22, 2017, relating to this Agreement.

“Amendment No. 3 Effective Date” has the meaning assigned to such term in Amendment No. 3.

“Tranche G Maturity Date” means August 22, 2024.

“Tranche G Term Lenders” means those Lenders that have a Tranche G Term Loan Commitment or an outstanding Tranche G Term Loan.

“Tranche G Term Loan Commitments” means the Term Loan Commitments in an aggregate amount of $1,819,000,000 established pursuant to Amendment No. 3.

“Tranche G Term Loans” means the Term Loans made by the Tranche G Term Lenders to the Borrower pursuant to Section 2(a) of Amendment No. 3.

(b) The definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately after the words “Tranche E Term Loans” in clause (b) thereof and replacing it with a comma and (ii) inserting the words “and Tranche G Term Loans,” immediately after the words “Tranche F Term Loans” in clause (b) thereof.

(c) The definition of the term “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the words “Tranche G Term Loans,” immediately after the words “Tranche F Term Loans,” therein and (ii) inserting the words “a Tranche G Term Loan Commitment,” immediately after the words “Tranche F Term Loan Commitment,” therein.

(d) The definition of the term “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “, Tranche G Term Loan Commitment” immediately after the words “Tranche F Term Loan Commitment” in clause (a) thereof.

(e) Clause (b) of the definition of the term “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subclause (xii) thereof, (ii) deleting the period at the end of subclause (xiii) thereof and replacing it with “, and” and (iii) inserting the words “solely with respect to the calculation of Excess Cash Flow for the fiscal year ending September 30, 2017, the aggregate amount of Restricted Payments made in cash by the Borrower to Holdings during such fiscal year in accordance with Section 6.02.” as a new subclause (xiv).

(f) The definition of the term “Term Loan Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately after the words “Tranche E Term Loan Commitment” and replacing it with a comma and (ii) inserting the words “and Tranche G Term Loan Commitment” immediately after the words “Tranche F Term Loan Commitment”.

(g) The definition of the term “Term Loan Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “or” immediately after the words “Tranche E Maturity Date” and replacing it with a comma and (ii) inserting the words “or the Tranche G Maturity Date” immediately after the words “Tranche F Maturity Date”.

(h) The definition of the term “Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” in the first sentence thereof and replacing it with a comma and (ii) inserting the words “and Tranche G Term Loans” immediately before the period at the end of the first sentence thereof.

(i) Section 2.03(a) of the Credit Agreement is hereby amended by inserting the words “, a Tranche G Term Borrowing” immediately after the words “Tranche F Term Borrowing” therein.

(j) Section 2.08(a) of the Credit Agreement is hereby amended by inserting the following new clause (v) at the end thereof:

(v) The Borrower shall pay to the Agent, for the account of the Tranche G Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day, a principal amount of the Tranche G Term Loans (as adjusted from time to time pursuant to Sections 2.08(c), 2.09(c), 2.10(h) and 2.24(d)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

DATE	SCHEDULED TRANCHE G TERM LOAN REPAYMENTS
September 30, 2017	$4,547,500.00
December 31, 2017	$4,547,500.00
March 31, 2018	$4,547,500.00
June 30, 2018	$4,547,500.00
September 30, 2018	$4,547,500.00
December 31, 2018	$4,547,500.00
March 31, 2019	$4,547,500.00
June 30, 2019	$4,547,500.00
September 30, 2019	$4,547,500.00
December 31, 2019	$4,547,500.00
March 31, 2020	$4,547,500.00
June 30, 2020	$4,547,500.00
September 30, 2020	$4,547,500.00
December 31, 2020	$4,547,500.00
March 31, 2021	$4,547,500.00
June 30, 2021	$4,547,500.00
September 30, 2021	$4,547,500.00

DATE	SCHEDULED TRANCHE G TERM LOAN REPAYMENTS
December 31, 2021	$4,547,500.00
March 31, 2022	$4,547,500.00
June 30, 2022	$4,547,500.00
September 30, 2022	$4,547,500.00
December 31, 2022	$4,547,500.00
March 31, 2023	$4,547,500.00
June 30, 2023	$4,547,500.00
September 30, 2023	$4,547,500.00
December 31, 2023	$4,547,500.00
March 31, 2024	$4,547,500.00
June 30, 2024	$4,547,500.00
Tranche G Maturity Date	Remainder

(k) Section 2.09(d) of the Credit Agreement is hereby amended by (i) replacing the words “first anniversary of the 2016 Effective Date” therein with the words “date that is six months after the Amendment No. 3 Effective Date” and (ii) replacing the words “Tranche F Term Loans” with the words “Tranche G Term Loans” in each instance in which they appear therein.

(l) Section 2.10(h) of the Credit Agreement is hereby amended by inserting the words “, the Tranche G Term Loans” immediately after the words “Tranche F Term Loans” in each instance in which they appear therein.

(m) Clause (10) of Section 6.02(c) of the Credit Agreement is hereby amended by replacing the words “Amendment No. 2 Effective Date” with the words “Amendment No. 3 Effective Date” in each instance in which they appear therein.

(n) Section 6.02(c) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (9) thereof, (ii) replacing the period at the end of clause (10) thereof with “; and” and (iii) inserting the following new clause (11) immediately following clause (10) thereof:

“(11) the 2017 Specified Restricted Payments; provided that the 2017 Specified Restricted Payments are made on or prior to the date that is 60 days after the Amendment No. 3 Effective Date.”

SECTION 4. Conditions Precedent to Effectiveness. The effectiveness of this Agreement and the obligations of the Tranche G Term Lenders to make the Tranche G Term Loans shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 3 Effective Date”):

(a) the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent, (iii) the Tranche G Term Lenders and (iv) Lenders constituting the Required Lenders (immediately after giving effect to the making of the Tranche G Term Loans and the consummation of the Tranche C Refinancing);

(b) at the time of and immediately after giving effect to the making of the Tranche G Term Loans and the application of the proceeds thereof, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Second Restatement Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “Amendment No. 3 Effective Date” in each place they appear therein, the words “Second Restatement Transactions” in Section 3.13(a) of the Credit Agreement shall be deemed to be “Tranche G Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be deemed to be “(assuming for purposes hereof that all 2017 Specified Restricted Payments are made on the Amendment No. 3 Effective Date)”;

(c) the Consolidated Net Leverage Ratio and the Consolidated Secured Net Debt Ratio, in each case determined as of the Amendment No. 3 Effective Date after giving effect to the Tranche G Transactions, including the making of the Tranche G Term Loans and the application of the proceeds thereof, shall be no greater than 7.25 to 1.00 and 4.25 to 1.00, respectively;

(d) the Agent shall have received a certificate dated as of the Amendment No. 3 Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraphs (b) and (c) above;

(e) the Agent shall have received a notice of borrowing with respect to the Tranche G Term Loans in accordance with Section 2.03 and Section 2.24(a) of the Credit Agreement;

(f) the Agent shall have received a solvency certificate in form and substance reasonably satisfactory to the Agent to the effect that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the Tranche G Transactions, are solvent (within the meaning of Section 3.13 of the Credit Agreement, as modified in the same manner as set forth in clause (b) above);

(g) the Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the Second Restatement Date;

(h) the Agent shall have received, at least three Business Days prior to the Amendment No. 3 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Agent or any Tranche G Term Lender at least five Business Days prior to Amendment No. 3 Effective Date; and

(i) the Agent shall have received (x) payment of all fees set forth in Section 5 hereof and (y) payment of all fees and reimbursement of all expenses separately agreed in writing by the Borrower and the arrangers of the Tranche G Term Loans or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Amendment No. 3 Effective Date in connection with this Agreement and the transactions contemplated hereby to the extent invoiced at least one Business Day prior to the Amendment No. 3 Effective Date.

The Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Fees. On the Amendment No. 3 Effective Date, the Borrower shall pay to the Agent, (a) for the account of each Tranche G Term Lender, a fee (the “Tranche G Upfront Fees”) in an amount equal to 0.25% of the aggregate principal amount of the Tranche G Term Loans of such Tranche G Term Lender on the Amendment No. 3 Effective Date (which fee may be payable in the form of original issue discount) and (b) for the account of each Tranche D Term Lender, Tranche E Term Lender, Tranche F Term Lender and Revolving Credit Lender that executes and irrevocably delivers a signature page to this Agreement to the Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on August 15, 2017, a fee (the “Amendment Fees”), in an amount equal to 0.125% of the aggregate amount of Revolving Credit Commitments (whether used or unused) and outstanding Tranche D Term Loans, Tranche E Term Loans and Tranche F Term Loans of such Lender on the Amendment No. 3 Effective Date. The Tranche G Upfront Fees and the Amendment Fees shall be payable on the Amendment No. 3 Effective Date in immediately available funds and, once paid, shall not be refundable under any circumstances.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrower represent and warrant to each of the Lenders (including the Tranche G Term Lenders) and the Agent that (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Second Restatement Date” in each place set forth therein shall be deemed to be “Amendment No. 3 Effective Date”, the words “Second Restatement Transactions” shall be deemed to be “Tranche G Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be deemed to be “(assuming for purposes hereof that all 2017 Specified Restricted Payments are made on the Amendment No. 3 Effective Date)” and (c) Amendment No. 3 Effective Date, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the borrowing of the Tranche G Term Loans and the use of the proceeds thereof.

SECTION 7. Certain Post-Effectiveness Collateral Obligations. The Borrower shall deliver to the Agent each of the documents, and take each of the actions, specified in Schedule II hereto.

SECTION 8. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 3 Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” and an “Incremental Term Loan Assumption Agreement”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 9. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the Tranche G Term Loans); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 10. Joint Lead Arrangers and Bookrunners. The joint lead arrangers and bookrunners listed on the cover page hereof shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.

SECTION 11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 12. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

SECTION 13. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

TRANSDIGM INC.
ACME AEROSPACE, INC.
ADAMS RITE AEROSPACE, INC.
AEROCONTROLEX GROUP, INC.
AEROSONIC LLC
AIRBORNE ACQUISITION, INC.
AIRBORNE GLOBAL, INC.
AIRBORNE HOLDINGS, INC.
AIRBORNE SYSTEMS NA INC.
AIRBORNE SYSTEMS NORTH AMERICA INC.
AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.
AMSAFE GLOBAL HOLDINGS, INC.
AMSAFE, INC.
ARKWIN INDUSTRIES, INC.
AVIATION TECHNOLOGIES, INC.
AVIONIC INSTRUMENTS LLC
AVIONICS SPECIALTIES, INC.
AVTECHTYEE, INC. BETA TRANSFORMER TECHNOLOGY CORPORATION BETA TRANSFORMER TECHNOLOGY LLC
BREEZE EASTERN LLC
BRIDPORT HOLDINGS, INC.
BRIDPORT-AIR CARRIER, INC.
BRUCE AEROSPACE INC.
CDA INTERCORP LLC
CEF INDUSTRIES, LLC
CHAMPION AEROSPACE LLC DATA DEVICE CORPORATION
DUKES AEROSPACE, INC.
ELECTROMECH TECHNOLOGIES LLC
HARCO LLC
HARTWELL CORPORATION ILC HOLDINGS, INC. ILC INDUSTRIES, LLC
MARATHONNORCO AEROSPACE, INC.
MCKECHNIE AEROSPACE DE, INC.
MCKECHNIE AEROSPACE HOLDINGS, INC.
MCKECHNIE AEROSPACE INVESTMENTS, INC.
MCKECHNIE AEROSPACE US LLC
PEXCO AEROSPACE, INC.
PNEUDRAULICS, INC.
SCHNELLER LLC
SEMCO INSTRUMENTS, INC.
SHIELD RESTRAINT SYSTEMS, INC.

[Signature Page to Amendment No. 3 and Incremental Term Loan Assumption Agreement]

SKURKA AEROSPACE INC.
TELAIR INTERNATIONAL LLC
TELAIR US LLC
TEXAS ROTRONICS, INC.
TRANSICOIL LLC
WHIPPANY ACTUATION SYSTEMS, LLC
YOUNG & FRANKLIN INC. TACTAIR FLUID CONTROLS, INC. JOHNSON LIVERPOOL LLC
SCHROTH SAFETY PRODUCTS LLC
INTERIORS IN FLIGHT LLC
NORTH HILLS SIGNAL PROCESSING CORP.
NORTH HILLS SIGNAL PROCESSING OVERSEAS CORP.

By:	/s/ Sean P. Maroney
Name: Sean P. Maroney
Title: Treasurer

[Signature Page to Amendment No. 3 and Incremental Term Loan Assumption Agreement]

TRANSDIGM GROUP INCORPORATED

By:	/s/ Terrance M. Paradie
	Name:	Terrance M. Paradie
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

By:	/s/ Sean P. Maroney
	Name:	Sean P. Maroney
	Title:	Vice President and Treasurer

BRIDPORT ERIE AVIATION, INC.

By:	/s/ Sean P. Maroney
	Name:	Sean P. Maroney
	Title:	Chairman of the Board and President

[Signature Page to Amendment No. 3 and Incremental Term Loan Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Tranche G Term Lender and as Agent

by	/s/ Doreen Barr
Name:
Title:

by	/s/ Warren Van Heyst
Name:
Title:

[Signature Page to Amendment No. 3 and Incremental Term Loan Assumption Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

1199 SEIU Health Fcare Employees Pension Fund as a Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	1397225 Ontario Limited

By:	/s/ Bernard Grzwic
Name: Bernard Grzwic
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

1828 CLO Ltd. as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

5180-2 CLO LP as a Lender
By: Guggenheim Partners Investment Management,
LLC, a Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

55 Loan Strategy Fund a series Trust of Multi
Manager Global Investment Trust as a Lender
By: BlackRock Financial Management Inc., Its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

55 Loan Strategy Fund Series 2 A Series Trust Of
Multi Manager Global Investment Trust as a Lender
By: BlackRock Financial Management Inc., Its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

55 Loan Strategy Fund Series 3 A Series Trust of
Multi Manager Global Investment Trust as a Lender
By: BlackRock Financial Management Inc., Its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

55 Loan Strategy Fund Series 4 a Series Trust of
Multi Manager Global Investment Trust as a Lender
By: BlackRock Financial Management Inc., Its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

A Voce CLO, Ltd. as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ABR Reinsurance LTD. as a Lender
By: BlackRock Financial Management, Inc., its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2015-3, Ltd. as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ACE Property & Casualty Insurance Company as a Lender
BY: BlackRock Financial Management, Inc., its
Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ACIS CLO 2013-2 LTD as a Lender
By: Acis Capital Management, L.P., its Portfolio
Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ACIS CLO 2013-1 LTD. as a Lender
By: Acis Capital Management, L.P., its Portfolio
Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ACIS CLO 2014-3, Ltd. as a Lender
By: Acis Capital Management, L.P., its Portfolio
Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ACIS CLO 2014-4, Ltd. as a Lender
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ACIS CLO 2014-5, Ltd. as a Lender
By: Acis Capital Management, L.P., its Portfolio
Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ACIS CLO 2015-6, Ltd as a Lender
By: Acis Capital Management, L.P., its Portfolio
Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ACIS CLO 2017-7 Ltd. as a Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Adams Mill CLO Ltd. as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AdvisorShares Pacific Asset Enhanced Floating Rate
ETF as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Sub-Adviser
By: Virtus Partners LLC, as attorney-in-fact

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AEGIS Electric and Gas International Services, Ltd. as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Affiliated Independent Distributors, Inc. as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AGF Floating Rate Income Fund as a Lender
By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:  AIB Debt Management, Limited

by:	/s/ Fiona Travers
Name: Fiona Travers
Title: Vice President,
Investment Advisor to AIB Debt Management, Limited

For any institution requiring a second signature line:

by:	/s/ Paul McGinley
Name: Paul McGinley
Title: Assistant Vice President,
Investment Advisor to AIB Debt Management, Limited

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AIG Flexible Credit Fund as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

SunAmerica Senior Floating Rate Fund, Inc.-AIG
Senior Floating Rate Fund as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	AIMCO CLO, Series 2014-A
By: Allstate Investment Management Company, as Collateral Manager

by	/s/ Kyle Roth
Name: Kyle Roth
Title: Authorized Signatory

by	/s/ Michael T. Moran
Name: Michael T. Moran
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	AIMCO CLO, Series 2015-A
By: Allstate Investment Management Company, as Collateral Manager

by	/s/ Kyle Roth
Name: Kyle Roth
Title: Authorized Signatory

by	/s/ Michael T. Moran
Name: Michael T. Moran
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	AIMCO CLO, Series 2017-A
By: Allstate Investment Management Company, as Collateral Manager

by	/s/ Kyle Roth
Name: Kyle Roth
Title: Authorized Signatory

by	/s/ Michael T. Moran
Name: Michael T. Moran
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Allstate Insurance Company

by	/s/ Kyle Roth
Name: Kyle Roth
Title: Authorized Signatory

by	/s/ Michael T. Moran
Name: Michael T. Moran
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Allstate Life Insurance Company

by	/s/ Kyle Roth
Name: Kyle Roth
Title: Authorized Signatory

by	/s/ Michael T. Moran
Name: Michael T. Moran
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALJ Global Bank Loan Fund 2015 A SERIES
TRUST OF MULTI MANAGER GLOBAL
INVESTMENT TRUST as a Lender

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST as a Lender

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AllianceBernstein Institutional Investments - AXA
High Yield Loan II Portfolio as a Lender
BY: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AB Bond Fund, Inc. - AB Limited Duration High
Income Portfolio as a Lender
BY: AllianceBernstein L.P

By:	/s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AllianceBernstein Global High Income Fund as a Lender
BY: AllianceBernstein L.P.

By:	/s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AllianceBernstein Institutional Investments - AXA
High Yield Loan Portfolio as a Lender
BY: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Allied World Asurance Company, Ltd. as a Lender
By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM VII, LTd. as a Lender
BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

RR1 LTD. as a Lender
BY: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM XI, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM XVI, LTD. as a Lender by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM XVIII, LTD. as a Lender by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMADABLUM US Leveraged Loan Fund a Series
Trust of Global Multi Portfolio Investment Trust as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

American Century Capital Portfolios, Inc. - AC
Alternatives Income Fund as a Lender
By: Bain Capital Credit, LP as Subadvisor

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

American General Life Insurance Company as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

American Home Assurance Company as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

American Honda Master Retirement Trust as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

American International Group, Inc. Retirement Plan
Master Trust, Trust for Defined Benefit as a Lender
By: PineBridge Investments LLC
As Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ameriprise Certificate Company as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMJ Bank Loan Fund A Series Trust of
Multimanager Global Investment Trust as a Lender
BY: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Bank Loan Fund, a series trust of Multi Manager Global Investment Trust, acting by Highbridge Principal Strategies, LLC as attorney-in-fact, and expressly on the basis that the parties agree they shall not have recourse to the assets of Multi

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMJ Bank Loan Fund SERIES 2 A SERIES TRUST
OF MULTI MANAGER GLOBAL INVESTMENT
TRUST as a Lender

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMJ LOAN FUND SERIES 3 A SERIES TRUST
OF MULTIMNAGER GLOBAL INVESTMENT
TRUST as a Lender
By: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Loan Fund Series 3, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO 15, LIMITED as a Lender
BY: American Money Management Corp., as
Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO 16, LIMITED as a Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO 17, LIMITED as a Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO 18, LIMITED as a Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO 19, LIMITED as a Lender
By: American Money Management Corp. as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO 20, LIMITED as a Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO XI, LIMITED as a Lender
By: American Money Management Corp., as
Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO XII, LIMITED as a Lender
By: American Money Management Corp., as
Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO XIV, LIMITED as a Lender

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Capital CLO 2012-1, Ltd. as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Capital CLO 3, Ltd. as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Capital CLO 4, Ltd. as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Capital CLO 5, Ltd. as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Capital CLO 6, Ltd. as a Lender
BY: Anchorage Capital Group, LLC., its Investment
Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Capital CLO 7, Ltd. as a Lender
BY: Anchorage Capital Group, LLC., its Investment
Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Capital CLO 8, Ltd. as a Lender
By: Anchorage Capital Group, LLC., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Capital CLO 9, Ltd. as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Credit Funding 3, Ltd as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Credit Funding 4, Ltd as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Annisa CLO, Ltd. as a Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Aon Hewitt Group Trust - High Yield Plus Bond
Fund as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO X as a Lender
BY: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XI as a Lender
BY: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XII as a Lender
BY: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XIV as a Lender
BY: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apidos CLO XIX as a Lender
BY: Its Collateral Manager, CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XV as a Lender
BY: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XVI as a Lender
BY: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XVII as a Lender
BY: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XVIII as a Lender
BY: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XX as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XXI as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XXII as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apidos CLO XXIII as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XXIV as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XXV as a Lender
By: Its Collateral Manager CVC Credit Partners

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XXVI as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apollo Credit Funding III Ltd. as a Lender
By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice Preisdent

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apollo Credit Funding V Ltd. as a Lender
By: Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apollo Credit Funding VI Ltd. as a Lender
By: Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apollo TR US Broadly Syndicated Loan LLC as a Lender
By: Apollo Total Return Master Fund LP, its
Member
By: Apollo Total Return Advisors LP, its General
Partner
By: Apollo Total Return Advisors GP LLC, its
General Partner

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Arch Investment Holdings III Ltd. as a Lender
BY: PineBridge Investments LLC As Collateral
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Arch Reinsurance LTD. as a Lender
BY: BlackRock Financial Management, Inc., its
Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Arch Street CLO, Ltd. as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ARCHES FUNDING ULC as a Lender

By:	/s/ Madonna Sequeira
Name: Madonna Sequeira
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XLIII CLO Ltd. as a Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
As Lender
BY: ARES ENHANCED LOAN MANAGEMENT IR , L.P., AS PORTFOLIO MANAGER
BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares Institutional Credit Fund, LP as a Lender
By: Ares Instituional Credit GP LLC, its general partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares Institutional Laon Fund B.V. as a Lender
BY: Ares Management Limited, as manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares Senior Loan Trust as a Lender
BY: Ares Senior Loan Trust Management, L.P., Its
Investment Adviser
By: Ares Senior Loan Trust Management, LLC, Its General Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XL CLO Ltd. as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XLI CLO Ltd. as a Lender
By: Ares CLO Management II LLC, as Asset
Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XLII CLO Ltd. as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ARES XXIX CLO LTD. as a Lender
By: Ares CLO Management XXIX, L.P., its Asset Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ARES XXVI CLO LTD. as a Lender
BY: Ares CLO Management XXVI, L.P., its
Collateral Manager
By: Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXVII CLO, Ltd. as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ARES XXVIII CLO LTD. as a Lender
By: Ares CLO Management XXVIII, L.P., its Asset
Manager
By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXI CLO Ltd. as a Lender
By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXII CLO Ltd. as a Lender
By: Ares CLO Management XXXII, L.P., its Asset
Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXIII CLO Ltd. as a Lender
By: Ares CLO Management XXXIII, L.P., its Asset
Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXIV CLO Ltd. as a Lender
By: Ares CLO Management LLC, its collateral manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXIX CLO Ltd. as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXV CLO Ltd. as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXVII CLO Ltd. as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXVIII CLO Ltd. as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Argo Re Ltd. as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Argonaut Insurance Company as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ASF1 Loan Funding LLC as a Lender
By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Associated Electric & Gas Insurance Services
Limited as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Associated Electric & Gas Insurance Services
Limited as a Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ATLAS SENIOR LOAN FUND III, Ltd. as a Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ATLAS SENIOR LOAN FUND IV, LTD. as a Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ATLAS SENIOR LOAN FUND V, LTD. as a Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ATLAS SENIOR LOAN FUND VI, LTD. as a Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ATLAS SENIOR LOAN FUND VII, LTD. as a Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ATRIUM IX as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Atrium X as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ATRIUM XI as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Atrium XII as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AUCARA HEIGHTS INC as a Lender
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AUSTRAILIANSUPER as a Lender
By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AVAW as a Lender
BY: INTERNATIONALE
KAPITALANLAGEGESELLSCHAFT mbH acting for account of AVAW

Represented by: Oak Hill Advisors, L.P.
As Fund Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AVAW Loans Sankaty z.H. Internationale
Kapitalanlagegesellschaft mbH as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Avery Point II CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AVAW Loans Sankaty z.H. Internationale
Kapitalanlagegesellschaft mbH as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Avery Point III CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Avery Point IV CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Avery Point V CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Avery Point VI CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Avery Point VII CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

B&M CLO 2014-1 Ltd. as a Lender

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BA/CSCREDIT 1 LLC as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BABSON CAPITAL FLOATING RATE
INCOME MASTER FUND L.P.
By: Barings LLC as Investment Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BABSON CLO LTD. 2013-I
By:	Barings LLC as Collateral Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BABSON CLO LTD. 2014-I
By:	Barings LLC as Collateral Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BABSON CLO LTD. 2014-II
By:	Barings LLC as Collateral Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BABSON CLO LTD. 2014-III
By:	Barings LLC as Collateral Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BABSON CLO LTD. 2015-I
By:	Barings LLC as Collateral Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BABSON CLO LTD. 2015-II
By: Barings LLC as Collateral Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BABSON CLO LTD. 2016-I
By: Barings LLC as Collateral Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BABSON CLO LTD. 2016-II
By: Barings LLC as Collateral Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BABSON CLO LTD. 2016-III
By: Barings LLC as Collateral Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BALOISE SENIOR SECURED LOAN FUND I
By: Barings LLC as Sub-Investment Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BARINGS GLOBAL HIGH YIELD CREDIT
STRATEGIES LIMITED
By: Barings LLC as Investment Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BARINGS GLOBAL LOAN LIMITED
By: Barings LLC as Sub-Investment Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BROWN BROTHERS HARRIMAN TRUST
COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS
LOAN FUND SERIES 2 a Series Trust of the
Multi Manager Global Investment Trust
By: Barings LLC as Investment Manager and
Attorney-in-fact

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

The foregoing is executed on behalf of the Barings Loan Fund Series 2, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BROWN BROTHERS HARRIMAN TRUST
COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS
LOAN FUND SERIES 3 a Series Trust of the
Multi Manager Global Investment Trust
By: Barings LLC as Investment Manager and
Attorney-in-fact

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

The foregoing is executed on behalf of the Barings Loan Fund Series 3, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MAPLE TRUSTEE SERVICES (CAYMAN) LIMITED, solely in its capacity as Trustee of BARINGS SENIOR LOAN TRUST
Acting by: Barings LLC as Investment Adviser

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

The foregoing is executed on behalf of the Barings Senior Loan Trust, organized under a Declaration of Trust dated as of May 23, 2013, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BEL-AIR LOAN FUND LLC
By:	Barings LLC as Investment Adviser

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

UNIVERSAL-INVESTMENT-
GESELLSCHAFT MBH on behalf and on account of BAYVK R1-FONDS Segment
BAYVK R1 BARINGS acting by its attorney BARINGS LLC acting by

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

UNIVERSAL-INVESTMENT-
GESELLSCHAFT MBH on behalf and on account of BAYVK R2-FONDS Segment
BAYVK R2 BARINGS acting by its attorney BARINGS LLC acting by

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CITY OF NEW YORK GROUP TRUST
By:	Barings LLC as Investment Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

C.M. LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

SWISS CAPITAL PRO LOAN VI PLC
By: Barings LLC as Sub-Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BARINGS GLOBAL LOAN AND HIGH YIELD BOND LIMITED
By: Barings LLC as Sub-Investment Manager

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CARE Super Pty Ltd in its capacity as trustee of CARE Super
By: Barings LLC as Investment Advisor

By:	/s/ Casey McKinney
Name: McKinney, Casey
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BAE SYSTEMS 2000 PENSION PLAN TRUSTEES LIMITED as a Lender
BY: Oak Hill Advisors, L.P., as Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BAE SYSTEMS PENSION FUND CIF TRUSTEES LIMITED as a Lender
BY: Oak Hill Advisors, L.P., as Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED as a Lender
By: Bain Capital Credit CLO Advisors, LP, as
Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BAIN CAPITAL HIGH INCOME PARTNERSHIP,
L.P. as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P. as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bain Capital Senior Loan Fund Public Limited Company as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BAIN CAPITAL SENIOR LOAN FUND, L.P. as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Baloise Senior Secured Loan Fund II as a Lender By: Bain Capital Credit, LP, as Sub Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bandera Strategic Credit Partners I, LP as a Lender
By: Highland Capital Management, L.P., As
Investment Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BANK OF AMERICA, N.A.

by	/s/ Jennifer Koszta
Name: Jennifer Koszta
Title: AVP

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BARCLAYS BANK PLC as Revolving Credit Lender

by	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Barclays Bank PLC

by	/s/ Ashley Berry
Name: Ashley Berry
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Barnabas Health Retirement Income Plan as a Lender
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO IV Ltd. as a Lender
BY: BRIGADE CAPITAL MANAGEMENT LP As
Collateral Manager

By:	/s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO IX Ltd. as a Lender
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO V Ltd. as a Lender
BY: BRIGADE CAPITAL MANAGEMENT LP as
Collateral Manager

By:	/s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO VI Ltd. as a Lender
By: Brigade Capital Management, LP as Collateral
Manager

By:	/s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO VII Ltd. as a Lender
By: Brigade Capital Management, LP as Collateral
Manager

By:	/s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO VIII Ltd. as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO X Ltd. as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ Colin Galuski
Name: Colin Galuski
Title: Operations Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BayCity Alternative Investment Funds SICAV-SIF -
BayCity US Senior Loan Fund as a Lender
By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BayCity Senior Loan Master Fund, LTD. as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	BEACHHEAD CREDIT OPPORTUNITIES LLC

by	/s/ Christine Woodhouse
Name: Christine Woodhouse
Title: General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	BEACHHEAD SPECIAL OPPORTUNITIES LLC

by	/s/ Christine Woodhouse
Name: Christine Woodhouse
Title: General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Beazley Furlonge Limited as a Lender
BY: Beazley Furlonge Limited, as managing agent of
Syndicate 2623, acting by HPS Investment Partners,
LLC, as attorney-in-fact

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO I, Ltd. as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO III, Ltd. as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO IV, Ltd. as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO IX, Ltd. as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO V, Ltd. as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO VI, Ltd. as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO VII, Ltd. as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO X, Ltd as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO XI, Ltd. as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BENTHAM WHOLESALE SYNDICATED LOAN
FUND as a Lender
By: Credit Suisse Asset Management, LLC, as agent
(sub-advisor) for Challenger Investment Services
Limited, the Responsible Entity for Bentham
Wholesale Syndicated Loan Fund

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Betony CLO, Ltd. as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bighorn River Trading, LLC as a Lender
By: SunTrust Bank, as manager

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Biltmore US Senior Loan Fund a Series Trust of
Income Investment Trust as a Lender
By: Neuberger Berman Investment Adviser LLC, as
Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Birchwood Park CLO, Ltd. as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Black Diamond CLO 2006-1 (Cayman) LTD. as a Lender
BY: Black Diamond CLO 2006-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Black Diamond CLO 2013-1 Ltd. as a Lender
BY: Black Diamond CLO 2013-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Black Diamond CLO 2014-1 Ltd. as a Lender
By: Black Diamond CLO 2014-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Black Diamond CLO 2016-1 Ltd. as a Lender
By: Black Diamond CLO 2016-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Credit Strategies Income Fund of
BlackRock Funds II as a Lender
By: BlackRock Advisors, LLC, its Investment
Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Debt Strategies Fund, Inc. as a Lender
BY: BlackRock Financial Management, Inc., its
Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Limited Duration Income Trust as a Lender
BY: BlackRock Financial Management, Inc., its
Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Floating Rate Income Strategies Fund,
Inc. as a Lender
BY: BlackRock Financial Management, Inc., its
Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Floating Rate Income Trust as a Lender
By: BlackRock Advisors, LLC, its Investment
Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Funds II, BlackRock Strategic Income
Opportunities Portfolio as a Lender
By: BlackRock Advisors, LLC, its Investment
Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Funds II, BlackRock Floating Rate
Income Portfolio as a Lender
By: BlackRock Advisors, LLC, its Investment
Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Funds II, BlackRock Multi-Asset Income
Portfolio as a Lender
By: BlackRock Advisors, LLC, its Investment
Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Global Investment Series: Income
Strategies Portfolio as a Lender
BY: BlackRock Financial Management, Inc., its
Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Global Long/Short Credit Fund of
Blackrock Funds as a Lender
BY: BlackRock Financial Management, Inc., its
Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Senior Floating Rate Portfolio as a Lender
By: BlackRock Investment Management, LLC, its
Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blackstone / GSO Senior Loan Portfolio as a Lender
By: GSO / Blackstone Debt Funds Management LLC as
Sub-Adviser

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blackstone GSO U.S. Loan Funding Limited as a Lender

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BLACKSTONE HARRINGTON PARTNERS L.P. as a Lender
By: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BLACKSTONE TREASURY ASIA PTE. LTD. as a Lender
BY: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BLACKSTONE TREASURY SOLUTIONS
MASTER FUND L.P. as a Lender
By: GSO Capital Advisors LLC, its Investment
Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blackstone / GSO Secured Trust Ltd. as a Lender
BY: GSO / Blackstone Debt Funds Management
LLC as Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blue Cross and Blue Shield of Florida, Inc. as a Lender
BY: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blue Cross of California as a Lender
By: Bain Capital Credit,LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blue Cross of Idaho Health Service, Inc. as a Lender
By: Seix Investment Advisors LLC, as Investment
Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blue Hill CLO, Ltd. as a Lender
By: Invesco Ssenior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueCross BlueShield of Tennessee, Inc. as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2012-2 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bluemountain CLO 2013-1 LTD. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bluemountain CLO 2013-2 LTD. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bluemountain CLO 2013-3 Ltd. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bluemountain CLO 2013-4 Ltd. as a Lender
By: BlueMountain CLO Management, LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2014-1 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2014-2 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2014-3 Ltd. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2014-4 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2015-1 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountan CLO 2015-2, Ltd. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2015-3 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2015-4, Ltd. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2016-1, Ltd. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2016-2, Ltd. as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain CLO 2016-3 Ltd as a Lender
By: BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain Fuji US CLO I, Ltd. as a Lender
By: BlueMountain Fuji Mnagement, LLC, Series A

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	BNP Paribas Flexi III Global Senor Corporate Loans Fund

by	/s/ Javier PERES DIAZ
Name: Javier PERES DIAZ
Title: Portfolio Manager

For any institution requiring a second signature line:

by	/s/ Dennis TIAN
Name: Dennis TIAN
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	BNP Paribas Global Loans PONT NEUF Fund

by	/s/ Javier PERES DIAZ
Name: Javier PERES DIAZ
Title: Portfolio Manager

For any institution requiring a second signature line:

by	/s/ Dennis TIAN
Name: Dennis TIAN
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	BNP Paribas Senior Corporate Loans Europe / US

by	/s/ Javier PERES DIAZ
Name: Javier PERES DIAZ
Title: Portfolio Manager

For any institution requiring a second signature line:

by	/s/ Dennis TIAN
Name: Dennis TIAN
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	BNP Paribas Flexi III Senior Secured Bank Loan Fund Mogliano

by	/s/ Javier PERES DIAZ
Name: Javier PERES DIAZ
Title: Portfolio Manager

For any institution requiring a second signature line:

by	/s/ Dennis TIAN
Name: Dennis TIAN
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BOC Pension Investment Fund as a Lender
BY: Invesco Senior Secured Management, Inc. as
Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bowman Park CLO, Ltd. as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio as a Lender
BY: Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Brighthouse Funds Trust II - Brighthouse/Wellington Balanced Portfolio as a Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Metropolitan Life Insurance Company

by	/s/ Steven R. Bruno
Name: Steven R. Bruno
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Brighthouse Life Insurance Company,

by	/s/ Steven R. Bruno
Name: Steven R. Bruno
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Brighthouse Life Insurance Company Structured Annuity,

by	/s/ Steven R. Bruno
Name: Steven R. Bruno
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bristol Park CLO, Ltd as a Lender

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

British Coal Staff Superannuation Scheme as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bronco Trading, LLC as a Lender

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Brookside Mill CLO Ltd. as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Burnham Park CLO, Ltd. as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

California Public Employees’ Retirement System as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CALIFORNIA STATE TEACHERS’ RETIREMENT
SYSTEM as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

California State Teachers’ Retirement System as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

California Street CLO XII, Ltd. as a Lender
By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CANARAS SUMMIT CLO LTD. as a Lender
By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Canyon Capital CLO 2012-1 Ltd. as a Lender
BY: Canyon Capital Advisors LLC, its Asset
Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Canyon Capital CLO 2014-1, Ltd. as a Lender
BY: Canyon Capital Advisors LLC, Its Asset
Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Canyon Capital CLO 2014-2, Ltd. as a Lender
BY: Canyon Capital Advisors LLC, Its Asset
Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Canyon Capital CLO 2015-1, LTD. as a Lender
By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Canyon CLO 2016-1, Ltd. as a Lender
By: Canyon CLO Advisors LLC, its Collateral
Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Canyon CLO 2016-2, Ltd. as a Lender
Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CARE Super as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2012-3, Ltd. as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2012-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2013-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2013-2, Ltd. as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2013-3, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2013-4, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2014-1, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2014-2, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2014-3, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2014-4, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2014-5, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2015-1, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2015-2, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2015-3, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2015-4, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2015-5, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2016-1, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2016-2 Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2016-3, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle US CLO 2016-4, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle US CLO 2017-1, Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle US CLO 2017-3 Ltd.
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catamaran CLO 2012-1 Ltd.
as a Lender
By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catamaran CLO 2013-1 Ltd.
as a Lender
By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catamaran CLO 2014-1 Ltd.
as a Lender
By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catamaran CLO 2014-2 Ltd. as a Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catamaran CLO 2015-1 Ltd. as a Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catamaran CLO 2016-1 LTD.
as a Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CATHAY BANK

by	/s/ NANCY A. MOORE
Name: NANCY A. MOORE
Title: SENIOR VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CATHEDRAL LAKE CLO 2013, LTD.

by	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CATHEDRAL LAKE III, LTD.

by	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CATHEDRAL LAKE IV, LTD.

by	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catholic Health Initiatives Master Trust as a Lender
By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catlin Underwriting Agencies Limited for and on behalf of Syndicate 2003 as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Bain Capital
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catskill Park CLO, Ltd. as a Lender
By: GSO / Blackstone Debt Fund Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bain Capital Credit CLO 2017-2, Limited as a Lender
By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cavalry CLO IV, Ltd.
as a Lender
By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cedar Funding II CLO Ltd.
as a Lender

By:	/s/ Neslihan Adanali
Name: Neslihan Adanali
Title: Loan Closer II

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cedar Funding III CLO Ltd.
as a Lender

By:	/s/ Neslihan Adanali
Name: Neslihan Adanali
Title: Loan Closer II

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cedar Funding IV CLO Ltd.
as a Lender

By:	/s/ Neslihan Adanali
Name: Neslihan Adanali
Title: Loan Closer II

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cedar Funding V CLO Ltd. as a Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Neslihan Adanali
Name: Neslihan Adanali
Title: Loan Closer II

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cedar Funding VI CLO Ltd. as a Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Neslihan Adanali
Name: Neslihan Adanali
Title: Loan Closer II

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cent CDO 12 Limited as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cent CDO 14 Limited as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cent CLO 16 L.P. as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cent CLO 17 Limited as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cent CLO 18 Limited as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cent CLO 19 Limited as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cent CLO 20 Limited as a Lender
By: Columbia Management Investment Advisers,
LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cent CLO 21 Limited as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cent CLO 22 Limited as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cent CLO 24 Limited as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Centennial Bank as a Lender

By:	/s/ Mark Bernstein
Name: Mark Bernstein
Title: Senior Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CFIP CLO 2013-1, Ltd.,

by	Chicago Fundamental Investment Partners, LLC, as Investment Manager for CFIP CLO 2013-1, Ltd.,

by	/s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CFIP CLO 2014-1, Ltd.,

by	Chicago Fundamental Investment Partners, LLC, as Investment Manager for CFIP CLO 2014-1, Ltd.,

by	/s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Chevron Master Pension Trust as a Lender
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CHI Operating Investment Program L.P. as a Lender
By: Bain Capital Credit, LP, as Investment Adviser
and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Chubb Bermuda Insurance Ltd
as a Lender

By:	/s/ Jeffrey M. Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CHUIBB EUROPEAN GROUP LIMITED as a Lender
BY: BlackRock Financial Management, Inc., its Sub-
Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Chubb Tempest Reinsurance Ltd.
as a Lender
by KKR Credit Advisors (US) LLC

By:	/s/ Jeffrey M. Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CIT Bank, N.A.

by	/s/ Christopher Mongeluzzi
Name: Christopher Mongeluzzi
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle US CLO 2017-2, Ltd. as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Citi Loan Funding Corp 2 LLC, as a Lender
By: Citigroup Financial Products Inc.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Citi Loan Funding GCPH TRS LLC, as a Lender
By: Citibank, N.A.

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Citi Loan Funding OCP 2017-14 LLC as a Lender
By: CITIBANK, N.A.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Citi Loan Funding Saguenay LLC as a Lender

By:	/s/ Luke Newcomb
Name: Luke Newcomb
Title: Attorney-in-Fact

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Citibank N.A.

By	/s/ Brian Reed
Name: Brian Reed
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

City National Rochdale Fixed Income Opportunities Fund as a Lender
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

City of Birmingham Employees Retirement System as a Lender
As: Bradford & Marzek, LLC as Investment Advisor on behalf of the City of Birmingham Employees Retirement System, account number 1055053189

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

City of Birmingham Retiree Health Care Fund as a Lender
As: Bradford & Marzek, LLC as Investment Advisor on behalf of the City of Birmingham Retiree Health Care Fund, account number 1055053214

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

City of New York Group Trust as a Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

City of New York Group Trust as a Lender
BY: Voya Investment Management Co. LLC as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

City of New York Group Trust as a Lender
BY: The Comptroller of the City of New York
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

City of Southfield Fire and Police Retirement System as a Lender
BY: Bradford & Marzec, LLC as Investment Advisor
on behalf of the City of Southfield Fire and Police
Retirement System, account number 17-31469/FFS02

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CLC Leveraged Loan Trust
as a Lender
By: Challenger Life Nominees PTY Limited as
Trustee
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bean Creek CLO, Ltd.

by	/s/ Bryan S. Higgins
Name: Bryan S. Higgins
Title: Manager

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Clear Creek CLO, Ltd.

by	/s/ Bryan S. Higgins
Name: Bryan S. Higgins
Title: Manager

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Deer Creek CLO, Ltd.

by	/s/ Bryan S. Higgins
Name: Bryan S. Higgins
Title: Manager

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Silver Creek CLO, Ltd.

by	/s/ Bryan S. Higgins
Name: Bryan S. Higgins
Title: Manager

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CLOCKTOWER US SENIOR LOAN FUND, a
series trust of MYL Global Investment Trust
as a Lender
By: Credit Suisse Asset Management, LLC, the
investment manager for Brown Brothers Harriman
Trust Company (Cayman) Limited, the Trustee for
Clocktower US Senior Loan Fund, a series trust of
MYL Global Investment Trust

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cole Park CLO, Ltd. as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Collective Trust High Yield Fund as a Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund as a Lender
BY: Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Commission de la Caisse commune as a Lender
By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance
Analyst

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT as a Lender
By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Community Insurance Company
as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Consumer Program Administrators, Inc
as a Lender
By: BlackRock Financial Management, Inc. its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

COPPERHILL LOAN FUND I, LLC
as a Lender
BY: Credit Suisse Asset Management, LLC, as
investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Covenant Credit Partners CLO II, Ltd.
as a Lender

By:	/s/ Chris Brogdon
Name: Chris Brogdon
Title: Assistant Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Credit Agricole Corporate and Investment Bank

by	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

For any institution requiring a second signature line:

by	/s/ Brad Matthews
Name: Brad Matthews
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Crédit Industriel et Commercial, New York Branch

by	/s/ Garry Weiss
Name: Garry Weiss
Title: Managing Director

by	/s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

by	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Credit Suisse Floating Rate Trust
as a Lender
By: Credit Suisse Asset Management, LLC, as its
investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Credit Suisse Loan Funding LLC

by	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CREDIT SUISSE NOVA (LUX)
as a Lender
By: Credit Suisse Asset Management, LLC or
Credit Suisse Asset Management Limited, each as
Co-Investment Adviser to Credit Suisse Fund
Management S.A., management company for Credit
Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CREDIT SUISSE NOVA (LUX) acting on behalf of
Credit Suisse Nova (Lux) Fixed Maturity US Loan
Fund 2021
as a Lender
By: Credit Suisse Asset Management, LLC acting in
its capacity as Investment Manager to Credit Suisse
Fund Management S.A., management company for
Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CREDIT SUISSE SENIOR LOAN INVESTMENT
UNIT TRUST (for Qualified Institutional Investors
Only)
as a Lender
BY: Credit Suisse Asset Management, LLC, as
investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Credos Floating Rate Fund LP
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as
General Partner

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TIAA-CREF Investment Management, LLC, on
behalf of College Retirement Equities Fund - Bond
Market Account
as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Crescent Senior Secured Floating Rate Loan Fund,
LLC
as a Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Crestline Denali CLO XIV, LTD.
as a Lender
By: Crestline Denali Capital, L.P., collateral manager
for Crestline Denali CLO XIV, LTD.

By:	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Crestline Denali CLO XV, Ltd.
as a Lender
By: Crestline Denali Capital, L.P., collateral manager
for Crestline Denali CLO XV, Ltd.

By:	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Crown Point CLO III, Ltd.
as a Lender
by Valcour Capital Management LLC, as its
Collateral Manager

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CSAA Insurance Exchange
as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:
By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cumberland Park CLO Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CVP Cascade CLO-1 Ltd.
as a Lender
By: CVP CLO Manager, LLC
as Investment Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CVP Cascade CLO-2 Ltd.
as a Lender
By: CVP CLO Manager, LLC
as Investment Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CVP CLO 2017-1 Ltd
as a Lender
By: CVP CLO Advisors, LLC
as Investment Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Partner

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DaVinci Reinsurance Ltd.
as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DaVinci Reinsurance Ltd.
as a Lender
BY: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Debiopharm Holding SA
as a Lender

By:	/s/ Patricia Charles
Name: Patricia Charles
Title: Associate

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Delaware Group Advisor Funds-Delaware
Diversified Income Fund
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Delaware Group Income Funds-Delaware Floating
Rate Fund
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Delaware Life Insurance Company
as a Lender
By: GSO / Blackstone Debt Funds Management LLC
as Sub-Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Delaware VIP Trust - Delaware VIP Diversified
Income Series
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DENALI CAPITAL CLO X, LTD.
as a Lender
BY: DC Funding Partners LLC, portfolio manager
(or as applicable collateral manager) for
DENALI CAPITAL CLO X, LTD.

By:	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DENALI CAPITAL CLO XI, LTD.
as a Lender
BY: Crestline Denali Capital, L.P., collateral
manager for
DENALI CAPITAL CLO XI, LTD.

By:	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DENALI CAPITAL CLO XII, LTD.
as a Lender
BY: Crestline Denali Capital, L.P., collateral
manager for
DENALI CAPITAL CLO XII, LTD.

By:	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Desjardins Floating Rate Income Fund
as a Lender
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Desjardins Global Tactical Bond Fund (Fonds
Desjardins Obligations mondiales tactique)
as a Lender
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Sub-Advisor to:
Destinations Core Fixed Income Fund, a series of
Brinker Capital Destinations Trust
as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	DEUTSCHE BANK (CAYMAN) LIMITED (solely in its capacity as trustee of The Canary Star Trust and its Sub- Trusts) as the Trustee By: Deutsche Bank AG New York Branch

by	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

For any institution requiring a second signature line:

by	/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

EXISTING TRANCHE C TERM LOANS - CASHLESS SETTLEMENT OPTION

X                The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Tranche C Term Loans held by such Lender (as set forth below) to the Tranche G Term Loans and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Tranche C Term Loans held by such Lender (as set forth below) for Tranche G Term Loans in an equal principal amount, as set forth below. By choosing this option, the undersigned Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate any amount of such Lender’s Existing Tranche C Term Loans for Tranche G Term Loans or to allocate (on a cashless basis) less than 100% of the principal amount of such Lender’s Existing Tranche C Term Loans for Tranche G Term Loans, in which case the difference between the current principal amount of such Lender’s Existing Tranche C Term Loans and the allocated principal amount of Tranche G Term Loans will be prepaid on the Amendment No. 3 Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each lender that is a Lender (as such term is defined in the Credit Agreement) on the date hereof, among the Borrower, Credit Suisse AG, as Incremental Term Lender, and the Administrative Agent, and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

Lender	Amount of Existing Tranche C Term Loans
Deutsche Bank AG New York Branch		$6,844,710.36
	$
	$
	$
	$
Total		$6,844,710.36

EXISTING TRANCHE C TERM LOANS - ASSIGNMENT SETTLEMENT OPTION

The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Tranche C Term Loans held by such Lender (as set forth below) prepaid on the Amendment No. 3 Effective Date and to purchase by assignment Tranche G Term Loans in an equal principal amount. By choosing this option, the undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate any Tranche G Term Loans to such Lender or to allocate to such Lender less than 100% of the principal amount of such Lender’s Existing Tranche C Term Loans for Tranche G Term Loans.

Lender	Amount of Existing Tranche C Term Loans
$
$
$
$
$
Total	$

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Lender New Commitment to be duly executed and delivered by its proper and duly authorized officer(s).

Name of Institution:

DEUTSCHE BANK AG NEW YORK BRANCH

by	/s/ Andrew MacDonald
Name:	Andrew MacDonald
Title:	Assistant Vice President

If a second signature is necessary:

By:	/s/ Howard Lee
Name:	Howard Lee
Title:	Assistant Vice President

Name of Fund Manager (if any):  N/A/

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Deutsche Enhanced Commodity Strategy Fund
as a Lender
By: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Azeem Haider
Name: Azeem Haider
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Deutsche Floating Rate Fund
as a Lender
BY: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Azeem Haider
Name: Azeem Haider
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Deutsche Global Income Builder Fund
as a Lender
BY: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Azeem Haider
Name: Azeem Haider
Title: Vice President

If a second signature is necessary:

By:	/s/ Cynthia Sumner
Name: Cynthia Sumner
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Deutsche Multi Market Income Trust
as a Lender
BY: Deutsche Investment Management Americas
Inc.
Investment Advisor

By:	/s/ Azeem Haider
Name: Azeem Haider
Title: Vice President

If a second signature is necessary:

By:	/s/ Cynthia Sumner
Name: Cynthia Sumner
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Deutsche Strategic Income Trust
as a Lender
BY: Deutsche Investment Management Americas
Inc.
Investment Advisor

By:	/s/ Azeem Haider
Name: Azeem Haider
Title: Vice President

If a second signature is necessary:

By:	/s/ Cynthia Sumner
Name: Cynthia Sumner
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Diversified Credit Portfolio Ltd.
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Diversified Real Essset CIT
as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to:
DL
Blue Diamond Fund, LLC as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DOLLAR SENIOR LOAN FUND, LTD.
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dorchester Park CLO Designated Activity Company
as a Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Core Fixed Income Fund
as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Flexible Income Fund as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Doubleline Capital LP as Investment Advisor to:
DoubleLine Floating Rate Fund as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Shiller Enhanced CAPE as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden XXIV Senior Loan Fund By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden XXV Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden XXVI Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden XXVIII Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 30 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 31 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 33 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 34 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 36 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 37 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 38 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 40 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 41 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 42 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 43 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 45 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 47 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 49 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dryden 53 CLO, Ltd.
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust

By: PGIM, Inc., as investment advisor

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Pramerica Global Loan Opportunities Limited

By: PGIM, Inc., as Investment Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Pramerica Loan Opportunities Limited

By: PGIM, Inc., as Investment Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Leveraged Loan (JPY hedged) fund a Series Trust of Cayman World Invest Trust

By: PGIM, Inc. as Investment Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dunham Floating Rate Bond Fund as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

EAF comPlan II - Private Debt as a Lender
By: Guggenheim Partners Investment Management,
LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eastern Band of Cherokee Indians as a Lender
By: Bradford & Marzec, LLC as Investment Advisor
on behalf of the Eastern Brand of Cherokee Indians, account number 17-12465

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Bank Loan Fund A Series Trust of
Multi Manager Global Investment Trust as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Bank Loan Fund Series II A Series
Trust of Multi Management Global Investment Trust as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance CDO X PLC as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance CLO 2013-1 LTD.
as a Lender
BY: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance CLO 2014-1, Ltd.
as a Lender
BY: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance CLO 2015-1 Ltd.
as a Lender
By: Ewaton Vance Management
Portfolio Manager

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Floating Rate Portfolio
as a Lender
BY: Boston Management and Research as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Floating-Rate Income Plus Fund as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Institutional Senior Loan Fund
as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Institutional Senior Loan Plus Fund
as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance International (Cayman Islands)
Floating-Rate Income Portfolio
as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Limited Duration Income Fund
as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Loan Fund Series III A Series Trust of
Multi Manager Global Investment Trust
as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Loan Holding Limited
as a Lender
BY: Eaton Vance Management as
Investment Manager

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Loan Fund Series IV A Series Trust of
Multi Manager Global Investment Trust
as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Floating-Rate Income Trust
as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Short Duration Diversified Income
Fund
as a Lender
BY:	Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Senior Floating-Rate Trust
as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Senior Income Trust
as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance US Loan Fund 2016 a Series Trust of
Global Cayman Investment Trust
as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance VT Floating-Rate Income Fund
as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:	/s/ Michael B. Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ECP CLO 2013-5, LTD
as a Lender
BY: Silvermine Capital Management

By:	/s/ Richard F. Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ECP CLO 2014-6, LTD.
as a Lender
BY: Silvermine Capital Management LLC
As Portfolio Manager

By:	/s/ Richard F. Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ECP CLO 2015-7, Ltd.
as a Lender
By: SILVERMINE CAPITAL MANAGEMENT, LLC
Its Collateral Manager

By:	/s/ Richard F. Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Electronic Data Systems 1994 Pension Scheme
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Electronic Data Systems Retirement Plan
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Elevaton CLO 2013-1, Ltd.
as a Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Elevation CLO 2014-2, Ltd.
as a Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Elevation CLO 2014-3, Ltd.
as a Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Elevation CLO 2015-4, Ltd.
as a Lender
By: Arrowpoint Asset Management, LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Elevation CLO 2016-5, Ltd.
as a Lender
By: Arrowpoint Asset Management, LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Elysium Limited
as a Lender

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-In-Fact

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Emerson Park CLO Ltd.
as a Lender
BY: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Employees’ Retirement System of the State of Hawaii as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Employees’ Retirement System of the
State of Hawaii, account number 17-14428/HIE52

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Employees’ Retirement System of the State of Rhode Island as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Employees’ Retirement System of the State of Rhode Island as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Endurance Investment Holdings Ltd. as a Lender
BY: PineBridge Investments LLC Its Investment
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Endurance Investment Holdings Ltd. as a Lender
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ERIE INDEMNITY COMPANY as a Lender
By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ERIE INSURNACE EXCHANGE as a Lender
By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as
Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

eSure - Insurance Limited as a Lender

By:	/s/ Annette Okumu
Name: Annette Okumu
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Federated Bank Loan Core Fund as a Lender

By:	/s/ Steven Wagner
Name: Steven Wagner
Title: VP-Sr Analyst/Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FENGENCO BV 1 QUALIFIED NDT as a Lender
By: Wellington Management Company LLP as its
Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FENGENCO - BV2 Qualified NDT as a Lender
BY: Logan Circle Partners, LP as Investment
Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FENGENCO DB 1 QUALIFIED NDT as a Lender
By: Wellington Management Company LLP as its
Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FENGENCO - Perry 1 Qualified NDT as a Lender
BY: Logan Circle Partners, LP as Investment
Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ballyrock CLO 2016-LTD

By: Ballyrock Investment Advisors LLC, as Collateral Manager

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Ballyrock CLO 2014-1 LTD

By: Ballyrock Investment Advisors LLC, as Collateral Manager

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Floating Rate High Income Fund

for Fidelity Invesments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Variable Insurance Products Funds: Floating Rate High Income Portfolio

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Summer Street Trust: Fidelity Short Duration High Income Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Central Investment Portfolios LLC: Fidelity Specalized High Income Central Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Income Fund: Fidelity Total Bond Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Variable Insurance Products Fund: High Income Portfolio

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Summer Street Trust: Fidelity Focused High Income Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Advisor Series I: Fidelity Advisor High Income Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund I

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Rutland Square Trust II: Strategic Advisers Income Opportunities Fund

By: FIAM LLC as Investment Manager

by	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: FIAM LLC as Investment Manager

by	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MY-PGA US High Yield Fund

By: FIAM LLC as Sub Advisor

by	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fidelity Qualifying Investor Fund Plc

By: FIAM LLC as Sub Advisor

by	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FIAM Leveraged Loan, LP

By: FIAM LLC as Investment Manager

by	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FIAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

by	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: FIAM Floating Rate High Bond Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

by	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Figueroa CLO 2013-1, Ltd. as a Lender
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FIGUEROA CLO 2013-2, LTD as a Lender
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Figueroa CLO 2014-1, Ltd. as a Lender
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Fire and Police Pension Fund, San Antonio as a Lender
BY: PineBridge Investments LLC Its Investment
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

First American Title Insurance Company as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: First Investors Floating Rate Fund

by	/s/ Lisa Leone
Name: Lisa Leone
Title: Senior Acct

For any institution requiring a second signature line:

by	/s/ Mark S. Spencer
Name: Mark S. Spencer
Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

First Trust Senior Floating Rate 2022 Target Term Fund as a Lender
By: First Trust Advisors L.P., its Investment Advisor

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

First Trust Senior Floating Rate Income Fund II as a Lender
By: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

First Trust Senior Loan ETF (CAD-Hedged) as a Lender
BY: First Trust Advisors L.P.

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

First Trust Senior Loan Fund as a Lender
BY: First Trust Advisors L.P., its Investment Advisor

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

First Trust Short Duration High Income Fund as a Lender
BY: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

First Trust Tactical High Yield ETF as a Lender
By: First Trust Advisors L.P., its Investment Advisor

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FirstEnergy System Master Retirement Trust as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Fixed Income Opportunities Nero, LLC as a Lender
By: BlackRock Financial Management Inc., Its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Flagship CLO VIII Ltd as a Lender
BY: Deutsche Investment Management Americas Inc.,
As Interim Investment Manager

By:	/s/ Azeem Haider
Name: Azeem Haider
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Flagship VIII Limited
as a Lender
BY: Deutsche Investment Management Americas Inc.,
As Investment Manager

By:	/s/ Azeem Haider
Name: Azeem Haider
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Flatiron CLO 2013-1 Ltd.

By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

By:	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Flatiron CLO 2014-1 Ltd.

By:	By: NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact

By:	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Flatiron CLO 2015-1 Ltd.

By:	NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact

By:	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

TCI Flatiron CLO 2016-1 Ltd.

By: TCI Capital Management LLC,

its Collateral Manager

By:	NYL Investors LLC,
its Attorney-In-Fact

By:	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Flatiron CLO 17 Ltd.

By:	NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact

By:	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MainStay Floating Rate Fund, a series of MainStay Funds Trust
By: NYL Investors LLC, its Subadvisor

By:	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MainStay VP Floating Rate Portfolio,
a series of MainStay VP Funds Trust
By: NYL Investors LLC, its Subadvisor

By:	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

New York Life Insurance Company

By:	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

New York Life Insurance and Annuity Corporation

By: NYL Investors LLC,
its Investment Manager

By:	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Floating Rate Loan Fund, a series of 525 Market
Street Fund, LLC
as a Lender
by: Wells Capital Management, as Investment
Advisor

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Florida Power & Light Company
as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Four Points Multi-Strategy Master Fund Inc. (Loan
Account)
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager for the Loan Account

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FRANKLIN ALTERNATIVE STRATEGIES
FUNDS - FRANKLIN K2 ALTERNATIVE
STRATEGIES FUND
as a Lender
BY: Loomis, Sayles & Company, L.P., Its Investment
Manager,
Loomis, Sayles & Company, Incorporated, Its
General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Future Fund Board of Guardians as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XIV CLO, Ltd.
as a Lender
BY: PineBridge Investments LLC, as Collateral
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XIX CLO, Ltd.
as a Lender
BY: PineBridge Investments LLC, as Collateral
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XV CLO, Ltd.
as a Lender
By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XVI CLO, Ltd.
as a Lender
By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XVII CLO, Ltd. as a Lender
BY: PineBridge Investments LLC, as Collateral
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XVIII CLO, Ltd. as a Lender
BY: PineBridge Investments LLC, as Collateral
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XX CLO, Ltd. as a Lender
BY:	PineBridge Investments LLC, as Collateral
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XXI CLO, Ltd. as a Lender
by PineBridge Investment LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XXII CLO, Ltd. as a Lender
By:	PineBridge Investments LLC
as Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XXIII CLO, Ltd. as a Lender
By:	PineBridge Investment LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Garrison Funding 2015-1 Ltd. as a Lender
By: Garrison Funding 2015-1 Manager LLC as Portfolio Manager

By:	/s/ Annette Okumu
Name: Annette Okumu
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Garrison Funding 2016-1 Ltd. as a Lender

By:	/s/ Annette Okumu
Name: Annette Okumu
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Geveran Investments Limited as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: GGC Treasury Holdings (AI), LP

by	/s/ Rob Stobo
Name: Rob Stobo
Title: Trader

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Gila River Indian Community as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Gila River Indian Community, account number 1040014161

By:	/s/ John Heitkemper
Name: John Heitkemper Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GLG Ore Hill CLO 2013-1, LTD. as a Lender

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GLM MS WH, Ltd. as a Lender
By:	GoldenTree Loan Management LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Global-Loan SV S.a.r.l. as a Lender
Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on
behalf of Global-Loan SSV Sarl

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GoldenTree Loan Management US CLO 1, Ltd. as a Lender
By:	GoldenTree Loan Management LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GoldenTree Loan Opportunities XII, Limited as a Lender
By:	GoldenTree Asset Management LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: GOLDMAN SACHS BANK USA

by	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Goldman Sachs Trust on behalf of the Goldman Sachs High Yield

Floating Rate Fund

by Goldman Sachs Asset Management, L.P. as investment advisor and not as principal

by	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

by	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

by	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Goldman Sachs Trust - Goldman Sachs Income Builder Fund

By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

by	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Advanced Series Trust - AST Goldman Sachs Multi-Asset Portfolio

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

by	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Golub Capital Partners CLO 19(B)-R, Ltd.
By GC Advisors LLC, as agent

by	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Golub Capital Partners CLO 22(B), Ltd.
By GC Advisors LLC, as agent

by	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Golub Capital Partners CLO 23(B), Ltd.
By GC Advisors LLC, as agent

by	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Golub Capital Partners CLO 26(B), Ltd.
By GC Advisors LLC, as agent

by	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Government Employees Superannuation Board
as a Lender
By:	Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Greenbriar CLO, LTD. as a Lender
By:	Highland Capital Management, L.P.,
As Servicer

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Greywolf CLO II, Ltd. as a Lender
BY: Greywolf Capital Management LP, as Portfolio
Manager

By:	/s/ William Troy
Name: William Troy
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Greywolf CLO III, Ltd. as a Lender
BY: Greywolf Capital Management LP, as Portfolio
Manager

By:	/s/ William Troy
Name: William Troy
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Greywolf CLO IV, Ltd. as a Lender
BY: Greywolf Capital Management LP, as Portfolio
Manager

By:	/s/ William Troy
Name: William Troy
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Greywolf CLO V, Ltd. as a Lender
BY: Greywolf Capital Management LP, as Portfolio Manager

By:	/s/ William Troy
Name: William Troy
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Grippen Park CLO, Ltd. as a Lender by GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone Title: Authorized Signatory

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Guggenheim Taxable Municipal Managed Duration Trust as a Lender
BY: Guggenheim Partners Investment Management,
LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Guggenheim Funds Trust - Guggenheim Floating
Rate Strategies Fund as a Lender
By: Guggenheim Partners Investment Management,
LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Guggenheim Loan Master Fund, Ltd. as a Lender
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV as a Lender By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Guggenheim U.S. Loan Fund as a Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Guggenheim U.S. Loan Fund II as a Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Guggenheim Variable Funds Trust - Series F
(Floating Rate Strategies Series) as a Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Dynamic Credit Fund II LP as a Lender
BY: Halcyon Loan Investment Management LLC, its Investment Manager

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2012-2, Ltd. as a Lender
BY: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2013-1, Ltd. as a Lender

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2013-2, LTD. as a Lender

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2014-1, Ltd. as a Lender
By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2014-2, Ltd. as a Lender
By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2014-3, Ltd as a Lender
BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2015-1, Ltd as a Lender
By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2015-2, Ltd. as a Lender

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2015-3, Ltd as a Lender
By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:

By
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2017-1, Ltd as a Lender
By: Halcyon Loan Advisors A LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino Title: Controller

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Hartford Multi-Asset Income Fund as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden Title: Vice President

If a second signature is necessary:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Hartford Total Return Bond HLS Fund as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden Title: Vice President

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Hartford Unconstrained Bond Fund as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden Title: Vice President

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Health Net Community Solutions, Inc. as a Lender
BY: Deutsche Investment Management Americas
Inc.
As Manager

By:	/s/ Aazeem Haider
Name: Aazeem Haider Title: Vice President

For any institution requiring a second signature line:
By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Health Net of California, Inc. as a Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name: Karen Weber Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Health Net of California, Inc. as a Lender
By: Deutsche Investment Management Americas Inc.
As Manager

By:	/s/ Mark Rigazio
Name: Mark Rigazio Title: Portfolio Manager

For any institution requiring a second signature line:
By:	/s/ Paula Penkal
Name: Paula Penkal Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Hempstead II CLO Ltd. as a Lender
By: Guggenheim Partners Investment Management,
LLC as Warehouse Collateral Manager

By:	/s/ Trinh, Kaitlin
Name: Trinh, Kaitlin Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

High Yield and Bank Loan Series Trust as a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highbridge Loan Management 4-2014, Ltd. as a Lender
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky Title: Senior Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highbridge Loan Management 5-2015, Ltd. as a Lender
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky Title: Senior Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highbridge Loan Management 6-2015, Ltd. as a Lender
By:	HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky Title: Senior Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highbridge Loan Management 8-2016, Ltd. as a Lender
By:	HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky Title: Senior Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highbridge Loan Management 7-2015, Ltd. as a Lender
By:	HPS Investment Partners, LLC,
its Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky Title: Senior Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highland Funds I, on behalf of its Series, Highland
Floating Rate Opportunities Fund as a Lender

By:	/s/ Brian Mitts
Name: Brian Mitts Title: Senior Fund Analyst

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highland Loan Master Fund, L.P. as a Lender
By:	Highland Capital Management, L.P., As
Investment Manager

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highland Prometheus Master Fund, L.P. as a Lender

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highland Funds I, on behalf of its Series, Highland/ iBoxx Senior Loan ETF as a Lender

By:	/s/ Brian Mitts
Name: Brian Mitts Title: Senior Fund Analyst

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highmark Inc. as a Lender y SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: CO-CIO

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Houston Casualty Company as a Lender
By:	BlackRock Investment Management, LLC, its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

HPS Loan Management 10-2016, Ltd. as a Lender
By:	HPS Investment Partners, LLC,
its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky Title: Senior Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

HPS Loan Management 9-2016, Ltd. as a Lender
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky Title: Senior Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

HSBC Bank USA, N.A.

By:	/s/ Andrew M. Horn
Name: Andrew M. Horn Title: Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Hull Street CLO, Ltd. as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

HYFI Aquamarine Loan Fund as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

HYFI LOAN FUND as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

IAM National Pension Fund as a Lender
By: Guggenheim Partners Investment Management,
LLC as Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

IBM 401(k) Plus Plan Trust as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ICG US CL 2014-1, Ltd. as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ICG US CL 2014-2, Ltd as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ICG US CLO 2014-3, Ltd. as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ICG US CLO 2015-1, Ltd as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ICG US CLO 2015-2, Ltd. as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ICG US CLO 2016-1, Ltd. as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ICG US CLO 2017-1, Ltd. as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ICM Global Floating Rate Income Limited as a Lender
By: Investcorp Credit Management US LLC, as the
US
Investment Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ICM Senior Loan Fund, L.P. as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Illinois State Board of Investment as a Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

For any institution requiring a second signature line:
By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ILLINOIS STATE BOARD OF INVESTMENT as a Lender
BY: THL Credit Senior Loan Strategies LLC, as
Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ILWU - PMA PENSION PLAN as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the ILWU - PMA Pension Plan, account number CIT7

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Imperial County Employees’ Retirement System as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Imperial County Employees’ Retirement System, account number P24736/43383

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Indiana Public Retirement System as a Lender
By: Oaktree Capital Management, L.P. its: Investment Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

For any institution requiring a second signature line:
By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Indian University as a Lender
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Indiana University Health, Inc. as a Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ING CAPITAL LLC

By:	/s/ Mallika Kambhampati
Name: Mallika Kambhampati
Title: Managing Director

For any institution requiring a second signature line:
By:	/s/ Ian J., Nyi
Name: Ian J., Nyi
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Putnam Canadian Global Trust - Putnam Canadian Fixed Income
Global Alpha Fund

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Putnam Absolute Return Fixed Income Fund

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell Title: Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Putnam Funds Trust, on behalf of its series, Putnam Absolute Return 500 Fund

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Putnam Absolute Return 300 Fund

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

International Investment Fund - Putname Global Alpha Fund

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

International Investment Fund - Putname Global Alpha A Fund

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Putname Floating Rate Income Fund

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco BL Fund, Ltd. as a Lender
By: Invesco Management S.A. As Investment
Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco Dynamic Credit Opportunities Fund as a Lender
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco Floating Rate Fund as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco Floating Rate Fund as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-Adviser

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco Gemini US Loan Fund LLC as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title

:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco Leveraged Loan Fund 2016 A Series Trust of
Global Multi Portfolio Investment Trust as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco Polaris US Bank Loan Fund as a Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco Senior Income Trust as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco Senior Loan Fund as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

INVESCO SSL FUND LLC as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco US Leveraged Loan Fund 2016-9 a Series
Trust of Global Mutli Portfolio Investment Trust as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco US Senior Loans 2021, L. P. as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco Zodiac Funds - Invesco Global Senior Loan
Select Fund as a Lender
By: Invesco Senior Secured Management, Inc., as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Invesco Zodiac Funds - Invesco US Senior Loan
Fund as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

iShares Advantaged Short Duration High Income
ETF (CAD-Hedged) as a Lender
By: BlackRock Institutional Trust Company, N.A.
(BTC) in its capacity as investment sub-advisor of the fund

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ISL Loan Trust II as a Lender
BY: Voyal Investment Management Co. LLC, as its investment advisor

By:	/s/ Jim Essert
Name: Jim Essert
Title: Senior Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jackson Mill CLO Ltd. as a Lender
By: Shenkman Capital Management, Inc., as Portfolio Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jamestown CLO II Ltd. as a Lender
By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jamestown CLO III Ltd. as a Lender
By: 3i Debt Management US, LLC as Portfolio
Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jamestown CLO IV Ltd. as a Lender
BY: 3i Debt Management U.S. LLC, as Portfolio
Manager

By:	/s/ David Nadeau
Name: David Nadeau Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jamestown CLO IX Ltd. as a Lender
By: 3i Debt Management U.S. LLC, as Portfolio
Manager

By:	/s/ David Nadeau
Name: David Nadeau Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jamestown CLO V Ltd. as a Lender
By: 3i Debt Management U.S. LLC, as Portfolio

By:	/s/ David Nadeau
Name: David Nadeau Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jamestown CLO VI Ltd. as a Lender
By: 3i Debit Management U.S. LLC, as Portfolio
Manager

By:	/s/ David Nadeau
Name: David Nadeau Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jamestown CLO VII Ltd. as a Lender
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jamestown CLO VIII Ltd. as a Lender
By: 3i Debt Management U.S. LLC, as Portfolio
Manager

By:	/s/ David Nadeau
Name: David Nadeau Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jamestown CLO X Ltd. as a Lender
By: 3i Debt Management U.S. LLC, as Portfolio
Manager

By:	/s/ Nadeau, David
Name: Nadeau, David Title: Partner

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jay Park CLO Ltd. as a Lender
By: Virtus Partners LLC as Collateral Administrator

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jeffries Leverage Credit Products, LLC

By:	/s/ Paul J. Loomis
Name: Paul J. Loomis Title: Managing Director

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jerfferson Mill CLO, Ltd. as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: CO-CIO

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN CLO 2013 Ltd. as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN CLO 2014 LTD as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN CLO 2014-II LTD. as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN CLO 2015 LTD. as a Lender
By: Apex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN CLO 2015-II LTD. as a Lender

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN CLO 2016 LTD. as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN CLO 2017 LTD. as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN Fund V 2017 LLC as a Lender
By: Apex Credit Partners LLC, as Potfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN MM CLO 2014 LTD. as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN US Investment Grade & Leveraged Loan Buy and Maintain Fund (FX and IR Hedged) as a Lender
By: BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

John Hancock Global Short Duration Credit Fund as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor - Investment Operations

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JM2 Global Loan Fund 2017 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST as a Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JMP CREDIT ADVISORS CLO III LTD.

By:	/s/ Christopher R. Bellamy
Name: Christopher R. Bellamy
Title: Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JMP CREDIT ADVISORS CLO IV LTD.

By:	/s/ Christopher R. Bellamy
Name: Christopher R. Bellamy
Title: Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JNL/BlackRock Global Long Short Credit Fund as a Lender
By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Sub-Advisor to:
JNL/DoubleLine Shiller Enhanced CAPE Fund as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Sub-Advisor to JNL/FPA + DoubleLine Flexible Allocation Fund as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JNL/Neuberger Berman Strategic Income Fund as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

John Hancock Fund II Floating Rate Income Fund as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

John Hancock Variable Insurance Trust - Investment Quality Bond Trust as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JPMBI re Blackrock Bankloan Fund as a Lender
BY: BlackRock Financial Management Inc., as a Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Senior Secured Loan Fund, The Initial Series of Trust of GIM Trust 2

By:	/s/ William J Morgan
Name: William J Morgan
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Remuda Capital Management, LTD

By:	/s/ William J Morgan
Name: William J Morgan
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JPMorgan Floating Rate Income Fund

By:	/s/ William J Morgan
Name: William J Morgan
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JPMorgan Flexible Credit Long Short Fund

By:	/s/ William J Morgan
Name: William J Morgan
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GIM Specialist Investment Funds - GIM Multi Sector Credit Fund

By:	/s/ William J Morgan
Name: William J Morgan
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Commingled Pension Trust Fund (Floating Rate Income of JPMorgan Chase Bank, N.A.

By:	/s/ William J Morgan
Name: William J Morgan
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kaiser Foundation Hospitals as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KAISER FOUNDATION HOSPITALS as a Lender
BY: Ares Management LLC, as portfolio manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kaiser Foundation Hospitals as a Lender
BY: AllianceBernstein L.P

By:	/s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kaiser Permanente Group Trust as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KAISER PERMANENTE GROUP TRUST as a Lender
BY: Kaiser Foundation Health Plan, Inc., as named fiduciary
By: Ares Management LLC, as portfolio manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kapitalforeningen Investin Pro, US Leveraged Loans
I as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kentucky Retirement Systems (Shenkman -
Insurance Fund Account) as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kentucky Retirement Systems (Shenkman - Pension
Account) as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kentucky Teachers’ Retirement System Insurance
Trust Fund as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investement Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KING STREET ACQUISITION COMPANY, L.L.C.
By: King Street Capital Management, L.P.
Its Manager
By: King Street Capital Management GP, L.L.C.
Its General Partner

By:	/s/ Jay Ryan
Name: Jay Ryan
Title: Chief Financial Officer

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kingsland IV, Ltd. as a Lender
BY: Kingsland Capital Management, LLC, as
Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kingsland V, Ltd. as a Lender
BY: Kingsland Capital Management, LLC, as
Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kingsland VI as a Lender
By: Kingsland Capital Management, LLC as
Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kingsland VII as a Lender
By: Kingsland Capital Management, LLC as
Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kitty Hawk CLO 2015-1 LLC as a Lender
By: Guggenheim Partners Investment Management,
LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR CLO 10 LTD. as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR CLO 11 LTD. as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR CLO 12 LTD. as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR CLO 13 Ltd. as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR CLO 14 Ltd. as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR CLO 15 Ltd. as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR CLO 16 Ltd. as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR CLO 17 Ltd. as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR CLO 18 Ltd. as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR CLO 9 Ltd. as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR FINANCIAL CLO 2012-1, LTD as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR FINANCIAL CLO 2013-1, LTD as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR FINANCIAL CLO 2013-2, LTD as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KKR JP Loan Fund 2017 a Series Trust of Multi Manager Global Investment Trust as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KP FIXED INCOME FUND as a Lender By: Credit Suisse Asset Management, LLC, as Sub- Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Managing Director

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Lanacashire Insurance Company Limited as a Lender By: PineBridge Investments Europe Limited As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XII Limited Partnership as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XIII Limited Partnership as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XIV Limited Partnership as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XIX Limited Partnership as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XV Limited Partnership as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XVI Limited Partnership as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XVII Limited Partnership as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XVIII Limited Partnership as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XX Limited Partnership as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XXI Limited Partnership as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XXII Ltd. as a Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A. Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XXIII Ltd. as a Lender
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A.
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XXIV Ltd. as a Lender
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A.
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Lexington Insurance Company as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Liberty Mutual Insurance Company as a Lender

By:	/s/ Robert A. Howard
Name: Robert A. Howard
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Liberty Mutual Retirement Plan Master Trust, as Assignee
as a Lender
By: LIBERTY MUTUAL GROUP ASSET
MANAGEMENT INC. ACTING FOR AND ON
BEHALF OF LIBERTY MUTUAL RETIREMENT
PLAN MASTER TRUST

By:	/s/ Robert A. Howard
Name: Robert A. Howard
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Limerock CLO III, Ltd. as a Lender
BY: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Linde Pension Plan Trust as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Liquid Loan Opportunities Master Fund, L.P. as a Lender
By: HPS Investment Partners, LLC
Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky Title: Senior Vice President

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Litman Gregory Masters Alternative Strategies Fund as a Lender
By: Loomis, Sayles & Company, L.P., As Sub- advisor for Litman Gregory Fund Advisors, LLC

By:	/s/ Mary McCarthy
Name: Mary McCarthy Title: Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Lloyds Banking Group Pensions Trustees Limited as trustee of Lloyds Bank Pension Scheme No. 1 as a Lender
BY: Ares Management Limited, its Investment Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Lloyds Banking Group Pensions Trustees Limited as trustee of Lloyds Bank Pension Scheme No. 2 as a Lender
BY: Ares Management Limited, its Investment
Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Long Journey Credit OpportunitiesFund, L.P.
Long Journey Credit Opportunitties GP, Ltd.

By:	/s/ Jerry Jiang
Name: Jerry Jiang
Title: Trader

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Long Point Park CLO Ltd. as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Longfellow Place CLO, Ltd. as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Loomis Sayles Global Strategic Alpha Fund as a Lender
By: Loomis, Sayles & Company, L.P., its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, its
General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LOOMIS SAYLES STRATEGIC ALPHA BOND
FUND, a Sub-Fund of Natixis International Funds
(Lux) I as a Lender
By: Loomis, Sayles & Company, L.P., Its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, Its
General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance
Analyst

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Loomis Sayles Global Strategic Alpha Fund as a Lender
By: Loomis, Sayles & Company, L.P., Its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, Its
General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance
Analyst

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Lord Abbett Bank Loan Trust as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Lord Abbett Investment Trust - Lord Abbett Floating
Rate Fund as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Los Angeles County Metropolitan Transportation
Authority Retiree Health Care and Welfare Benefit
Trust as a Lender
BY: Bradford & Marzec, LLC as Investment Advisor on behalf of the Los Angeles County Metropolitan
Transportation Authority Retiree Health Care and Welfare Benefit Trust, account number 19-500679

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to:
Lousiana State Employees’ Retirement System as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LUCUMA FUNDING ULC as a Lender

By:	/s/ Madonna Sequeira
Name: Madonna Sequeira Title: Authorized Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

M&G Dynamic European Loan Fund Limited as a Lender

By:	/s/ Fabian Ansorg
Name: Fabian Ansorg Title: Authorised Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

M&G European Loan Fund Limited as a Lender

By:	/s/ Fabian Ansorg
Name: Fabian Ansorg Title: Authorised Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

M&G Focused European Loan Fund Limited as a Lender

By:	/s/ Fabian Ansorg
Name: Fabian Ansorg Title: Authorised Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

M&G Independent European Loan Fund Limited as a Lender

By:	/s/ Fabian Ansorg
Name: Fabian Ansorg Title: Authorised Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

M&G Managed European Loan Fund Limited as a Lender

By:	/s/ Fabian Ansorg
Name: Fabian Ansorg Title: Authorised Signatory

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Delaware Diversified Income Trust as a Lender

By:	/s/ Adam Brown
Name: Adam Brown Title: Portfolio Manager

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MADISON PARK FUNDING V, LTD as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MADISON PARK FUNDING X, LTD. as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XI, Ltd. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XII, Ltd. as a Lender By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XIII, Ltd. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MADISON PARK FUNDING XIV, LTD. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XIX, Ltd. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XV, Ltd. as a Lender BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XVI, Ltd. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MADISON PARK FUNDING XVII, LTD. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XVIII, Ltd. as a Lender By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XX, Ltd. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XXI, Ltd. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XXII, Ltd. as a Lender By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XXIII, Ltd. as a Lender By: Credit Suisse Asset Management, LLC as Collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Madison Park Funding XXIV, Ltd. as a Lender BY: Credit Suisse Asset Management, LLC as Collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

For any institution requiring a second signature line:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite IX, Limited as a Lender BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite VII, Limited as a Lender BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite VIII, Limited as a Lender BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XI, Limited as a Lender BY: BlackRock Financial Management, Inc., its Portfolio Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XII, Limited as a Lender BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XIV, Limited as a Lender BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XV, Limited as a Lender BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XVI, Limited as a Lender BY: BlackRock Financial Management, Inc., its Portfolio Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XVII, Limited as a Lender BY: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XVIII, Limited as a Lender BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MainStay Short Duration High Yield Fund, a series of MainStay Funds Trust as a Lender By: MacKay Shields LLC, as Subadviser and not individually

By:	/s/ Andrew Susser
Name: Andrew Susser
Title: Senior Managing Director

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MAM CORPORATE LOAN ICAV
as a Lender By: MARATHON ASSET MANAGEMENT, L.P. Its Investment Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Asset Management Canadian Core Plus Fixed Income Pooled Fund as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Balanced Income Private Trust as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Canadian Bond Plus Fund as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Corporate Bond Fund as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Corporate Fixed Income Private Turst as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Floating Rate Income Fund as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Floating Rate Senior Loan Fund as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Global Strategic Balanced Yield Fund as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Global Tactical Credit Fund as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Investments Trust – Floating Rate Income as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife U.S. Dollar Floating Rate Income Fund as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife US Fixed Income Private Trust as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Manulife Yield Opportunities Fund as a Lender

By:	/s/ Kelly Egan
Name: Kelly Egan
Title: Supervisor – Investment Operations

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MARATHON CLO IX LTD. as a Lender
By: MARATHON ASSET MANAGEMENT, L.P. as Portfolio Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Marathon CLO V Ltd. as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Marathon CLO VI Ltd. as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Marathon CLO VII Ltd. as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Marathon CLO VIII Ltd. as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	Mariner CLO 2016-3, Ltd.

by:	/s/ David Martin
Name: David Martin
Title: Authorized Signatory

For any institution requiring a signature line:

by:	NA
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	HMS-ORIX Holdings I LLC

by:	/s/ Bradley E. Willson
Name: David Martin
Title: Authorized Signatory

For any institution requiring a signature line:

by:	NA
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Maryland State Retirement and Pension System as a Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Medical Liability Mutual Insurance Company as a Lender
BY: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:	Bibi Khan
Name: Bibi Khan
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MidOcean Credit CLO I as a Lender

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Medtronic Holding Switzerland GMBH as a Lender

By:	/s/ Adam Alden
Name: Ada, Alden
Title: Vice President

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Medtronic Holding Switzerland GMBH
as a Lender
By: Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Jim Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Menard, Inc.
as a Lender
By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mercer Field II CLO Ltd
as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MERRIAM FINANCIAL SERVICES, LTD
as a Lender
by Payden & Rygel as Investment Adviser

By:	/s/ David Scott
Name: David Scott
Title: Senior Fixed Income Trader

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Metropolitan West Floating Rate Income Fund
as a Lender
BY: Metropolitan West Asset Management as
Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/
Name: Bibi Khan
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MidOcean Credit CLO I
as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General
Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MidOcean Credit CLO II
as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General
Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MidOcean Credit CLO III
as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General
Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MidOcean Credit CLO IV
as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General
Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MidOcean Credit CLO V
as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General
Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MidOcean Credit CLO VI
as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General
Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Midwest Operating Engineers Pension Fund
as a Lender
By: Bradford & Marzec, LLC as Investment Advisor
on behalf of the Midwest Operating Engineers
Pension Fund, account number 17-06210/MDP03

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Midwest Operating Engineers Pension Trust Fund
as a Lender
Tortoise Credit Strategies, LLC as Investment
Advisor on behalf of the Midwest Operating
Engineers Pension Trust
Fund, account number 17-06863/MDP10 MDP03

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mineworkers’ Pension Scheme as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Missouri Education Pension Trust as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MORGAN STANLEY BANK, N.A.

by:	/s/ Emanuel Ma
Name: Emanuel Ma
Title: Authorized Signatory

If a second signature is necessary:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MORGAN STANLEY BANK, N.A.

by:	/s/ Emanuel Ma
Name: Emanuel Ma
Title: Authorized Signatory

If a second signature is necessary:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain Hawk II CLO, LTD. as a Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain Hawk III CLO, LTD. as a Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO 2013-1 Ltd. as a Lender
By: Seix Investment Advisors LLC, as Collateral
Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO 2014-1 Ltd. as a Lender
By:	Seix Investment Advisors LLC, as Collateral
Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO 2016-1 Ltd. as a Lender
By:	Seix Investment Advisors LLC, as Collateral
Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO 2017-1 Ltd. as a Lender
By:	Seix Investment Advisors LLC, as Collateral
Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO IX Ltd. as a Lender
By:	Seix Investment Advisors LLC, as Collateral
Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO X Ltd. as a Lender
By:	Seix Investment Advisors LLC, as Collateral
Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO III, Ltd. as a Lender
By:	MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO IV, Ltd. as a Lender
By:	MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MP CLO IX, Ltd. as a Lender
By:	MP CLO Management LLC, its Collateral
Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MP CLO V, Ltd. as a Lender
By:	MP CLO Management LLC, its
Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MP CLO VI, Ltd. as a Lender
By:	MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MP CLO VII, Ltd. as a Lender
By: MP CLO Management LLC, its Collateral
Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MP CLO VIII, Ltd. as a Lender
By: MP CLO Management LLC, its Collateral
Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MPLF Funding Limited as a Lender

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mt. Whitney Securities, L.L.C. as a Lender
BY: Deutsche Investment Management Americas
Inc.
As Manager

By:	/s/ Azeem Haider
Name: Azeem Haider
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MultiMix Wholesale Diversified Fixed Interest Trust as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Municipal Employees’ Annuity and Benefit Fund of
Chicago as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Muzinich and Co (Ireland) Limited for the account of Muzinich Loan Fund as a Lender

By:	/s/ Patricia Charles
Name: Patgricia Charles
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Muzinich and Co (Ireland) Limited for the account of Muzinich Short Duration high Yield Fund (SDHY) as a Lender

By:	/s/ Patricia Charles
Name: Patgricia Charles
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

National Electrical Benefit Fund as a Lender By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

National Electrical Benefit Fund as a Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

National Union Fire Insurance Company of
Pittsburgh, Pa.
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NB Global Floating Rate Income Fund Limited
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NC GARNET FUND, L.P.
as a Lender
By: NC Garnet Fund (GenPar), LLC,
its general partner
By: BlackRock Financial Management, Inc.
its manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NCM Holdings (U.S.), LLC
as a Lender

By:	/s/ Ji-mei Ma
Name: Ji-mei Ma
Title: Loan Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

by:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

If a second signature is necessary:

by:	NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nelder Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

by:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

If a second signature is necessary:

by:	NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

by:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

If a second signature is necessary:

by:	NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman - Floating Rate Income Fund
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman CLO XIV, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman CLO XIX, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as
Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman CLO XVI, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman CLO XVII, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman CLO XVIII, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman CLO XX, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as
Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman CLO XXI, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as
Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman CLO XXII, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as
Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman CLO XXIII, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as
Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman High Quality Global Senior
Floating Rate Income Fund
as a Lender
By Neuberger Berman Investment Advisers LLC as
Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman Investment Funds II Plc
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman Investment Funds II Plc -
Neuberger Berman US/European Senior Floating
Rate Income Fund
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman Loan Advisers CLO 24, Ltd.
as a Lender
By:	Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman Senior Floating Rate Income
Fund LLC
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman Strategic Income Fund
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NEUBERGER BERMAN US STRATEGIC
INCOME FUND
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NEW MEXICO STATE INVESTMENT COUNCIL
as a Lender
BY:	Loomis, Sayles & Company, L.P., Its Investment
Adviser,
Loomis, Sayles & Company, Incorporated, Its
General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Newfleet CLO 2016-1, Ltd.
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Newfleet Multi-Sector Income ETF
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NewMark Capital Funding 2013-1 CLO Ltd. as a Lender
By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NewMark Capital Funding 2014-2 CLO Ltd. as a Lender
By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NHIT: Credit Asset Trust as a Lender
By: Loomis, Sayles Trust Company, LLC. its Trustee

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance
Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NHIT: Strategic Alpha Credit Asset Trust as a Lender
By: Loomis, Sayles Trust Company, LLC. its Trustee

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NJP Bank Loan Fund 2015 A Series Trust of Multi Manager Global Investment Trust as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NJP Loan Fund 2016 A Series Trust of Multi
Manager Global Investment Trust as a Lender
By: NEUBERGER BERMAN INVESTMENT
ADVISERS LLC, as Investment Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NN (L) Flex - Senior Loans as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jim Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NN (L) Flex - Senior Loans as a Lender
Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jim Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nomad CLO, Ltd. as a Lender
BY: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Nomura Bond & Loan Fund

Term Loan D Position

by:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Portfolio Manager

If a second signature is necessary:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Nomura Bond & Loan Fund

Term Loan E Position

by:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Portfolio Manager

If a second signature is necessary:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Name of Institution: Nomura Bond & Loan Fund

Term Loan F Position

by:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Portfolio Manager

If a second signature is necessary:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: NCRAM Loan Trust

Term Loan D. Position

by:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Portfolio Manager

If a second signature is necessary:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: NCRAM Loan Trust

            Term Loan E Position

by:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Portfolio Manager

If a second signature is necessary:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Name of Institution: NCRAM Loan Trust

            Term Loan F Position

by:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Portfolio Manager

If a second signature is necessary:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nomura Global Manager Select - Bank Loan Fund as a Lender
BY: Deutsche Investment Management Americas
Inc., its Investment Sub-Advisor

By:	/s/ Azeem Haider
Name: Azeem Haider
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nomura Multi Managers Fund - Global Bond GBD
SYM Account as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

North End CLO, Ltd as a Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

North Shore University Hospital as sponsor of
Northwell Health Cash Balance Plan as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Northwell Health, Inc. as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NORTHWOODS CAPITAL XI, LIMITED as a Lender
BY: Angelo, Gordon & Co., LP As Collateral
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NORTHWOODS CAPITAL XII, LIMITED as a Lender
BY: Angelo, Gordon & Co., LP As Collateral
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NORTHWOODS CAPITAL XIV, LIMITED as a Lender
BY: Angelo, Gordon & Co., LP As Collateral
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NORTHWOODS Capital XV, Limited
as a Lender
BY: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nuveen Credit Opportunities 2022 Target Term Fund
as a Lender
By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nuveen Diversified Dividend & Income Fund
as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nuveen Floating Rate Income Fund
as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nuveen Floating Rate Income Opportunity Fund
as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nuveen Senior Income Fund
as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nuveen Short Duration Credit Opportunities Fund
as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nuveen Symphony Floating Rate Income Fund
as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nuveen Tax Advantaged Total Return Strategy Fund
as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NVIT Multi-Sector Bond Fund
as a Lender
BY: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NZCG Funding 2 Limited as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NZCG Funding Ltd as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oakland Unified School District Supplemental
Annuity Plan for Classified Employees
BY: Bradford & Marzec, LLC as Investment Advisor on behalf of the Oakland Unified School District
Supplemental Annuity Plan for Classified
Employees, account number 6746025203

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree CLO 2014-1 Ltd. as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree CLO 2014-2 Ltd. as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree CLO 2015-1 Ltd. as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree EIF I Series A, LTD as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree EIF I Series A1, LTD as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree EIF II Series A1, LTD as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree EIF II Series B1, LTD as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree EIF II Series B2, LTD as a Lender
By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree EIF III Series 1, Ltd as a Lender
By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree Enhanced Income Funding Series IV, Ltd. as a Lender
BY:	Oaktree Capital Management, L.P.
Its:	Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree Senior Loan Fund, L.P. as a Lender
By:	Oaktree Senior Loan GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ocean Trails CLO IV as a Lender
By:	Five Arrows Managers North America LLC
as Asset Manager

By:	/s/ Todd Solomon
Name: Todd Solomon
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ocean Trails CLO V as a Lender
By:	Five Arrows Managers North America LLC
as Asset Manager

By:	/s/ Todd Solomon
Name: Todd Solomon
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ocean Trails CLO VI as a Lender
By:	Five Arrows Managers North America LLC
as Asset Manager

By:	/s/ Todd Solomon
Name: Todd Solomon
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2012-2, Ltd. as a Lender
By:	Onex Credit Partners, LLC,
as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2013-4, Ltd. as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2014-5, Ltd. as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2014-6, Ltd. as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2014-7, Ltd. as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2015-10, Ltd. as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2015-8, Ltd. as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2015-9, Ltd. as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2016-11, Ltd. as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2016-2, Ltd. as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2017-13, Ltd. as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 28, Ltd. as a Lender

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 24, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 25, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 26, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 27, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 29, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 30, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 31, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XIX, Ltd. as a Lender
By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XV, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XVI, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XVII, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XVIII, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XX, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XXI, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XXII, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XXIII, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Loan Funding, Ltd. as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OFSI Fund VII, Ltd. as a Lender
By: OFSCapital Management, LLC as Collateral Manager

By:	/s/ Sean C. Kelley
Name: Sean C. Kelley
Title: Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CREDIT PARTNERS IX, LTD. as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CREDIT PARTNERS VII, LTD. as a Lender By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CREDIT PARTNERS VIII, LTD. as a Lender By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CREDIT PARTNERS X, LTD.
as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CREDIT PARTNERS XI, LTD.
as a Lender By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CREDIT PARTNERS XII, LTD.
as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CREDIT PARTNERS XIII, LTD.
as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA LOAN FUNDING 2012-1, LTD.
as a Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA LOAN FUNDING 2013-1, LTD.
as a Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA LOAN FUNDING 2013-2, LTD.
as a Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA LOAN FUNDING 2014-1, LTD.
as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA LOAN FUNDING 2015-1, LTD. as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA LOAN FUNDING 2016-1, LTD.
as a Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA S.C.A., SICAV-SIF
as a Lender represented by OHA Management (Luxembourg) S.Ã r.l., in its capacity of General Partner

By:	/s/ Glenn August
Name: Glenn August Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ohio Police and Fire Pension Fund
as a Lender BY: PENN Capital Management Company, Inc., as its Investment Advisor

By:	/s/ Christopher Skorton
Name: Glenn August Title: Business Operations Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Onex Senior Floating Income Fund, L.P.
as a Lender
By: Onex Credit Partners, LLC, its investment
manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ONTARIO PUBLIC SERVICE EMPLOYEES
UNION PENSION PLAN TRUST FUND as a Lender By : AELIS X Management, L.P., its investment counsel By : AELIS X Management GP, LLC, its general partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Global Multi-Alternatives Fund/VA

by:	/s/ Thomas Glenn
Name: Thomas Glenn
Title: AVP

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Capital Income Fund

by:	/s/ Thomas Glenn
Name: Thomas Glenn
Title: AVP

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Fundamental Alternatives Fund

by:	/s/ Thomas Glenn
Name: Thomas Glenn
Title: AVP

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Master Loan Fund, LLC

by:	/s/ Janet Harrison
Name: Janet Harrison
Title: Associate

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HarbourView CLO VII, Ltd.

by:	/s/ Janet Harrison
Name: Janet Harrison
Title: Associate

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Fundamental Alternatives Fund

by:	/s/ Janet Harrison
Name: Janet Harrison
Title: Associate

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Senior Floating Rate Plus Fund

by:	/s/ Janet Harrison
Name: Janet Harrison
Title: Associate

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Oppenheimer Senior Floating Rate Fund

by:	/s/ Janet Harrison
Name: Janet Harrison
Title: Associate

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Optimum Trust - Optimum Fixed Income Fund
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

For any institution requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ORIX Corporate Capital Inc.

by:	/s/ David Martin
Name: David Martin
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM FUNDING II, LTD. as a Lender
By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM FUNDING III, LTD. as a Lender
By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM FUNDING IV, LTD. as a Lender
By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM FUNDING V, LTD. as a Lender
By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM FUNDING, LTD. as a Lender
By: OZ CLO Management LLC, its portfolio manager

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM IX, LTD. as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM VI, LTD. as a Lender
By: Och-Ziff Loan Management LP, its asset manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM VII, LTD. as a Lender
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM VIII, LTD. as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XI, LTD. as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XII, LTD. as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XIII, Ltd. as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XIV, LTD. as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XV, LTD.
as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XVI, Ltd.
as a Lender
By: OZ CLO Management LLC, its successor portfolio manager

By:	/s/ Alesia J. Haas
Name: Alesia J. Haas
Title: CFO

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pacific Asset Management Bank Loan Fund L.P.
as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pacific Asset Management Senior Loan Fund
as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Manager.

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pacific Funds Core Income as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PACIFIC FUNDS FLOATING RATE INCOME as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PACIFIC FUNDS STRATEGIC INCOME as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PACIFIC LIFE INSURANCE COMPANY (For IMDBKLNS Account) as a Lender

By:	/s/ Michael Marzouk
Name: Michael Marzouk
Title: Assistant Vice President

If a second signature is necessary:

By	/s/ Joseph Lallande
Name: Joseph Lallande
Title: AVP & Counsel

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pacific Select Fund - Core Income Portfolio as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Adviser

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pacific Select Fund Floating Rate Loan Portfolio as a Lender BY: Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Palmer Square CLO 2013-1, Ltd as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Palmer Square CLO 2013-2, Ltd as a Lender By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Palmer Square CLO 2015-1, Ltd as a Lender
BY: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Palmer Square CLO 2015-2, Ltd as a Lender
BY: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Palmer Square Loan Funding 2016-3, Ltd as a Lender
By: Palmer Square Capital Management LLC, as
Servicer

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Palmer Square Loan Funding 2017-1, Ltd as a Lender
By: Palmer Square Capital Management LLC, as
Servicer

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Collateral Manager to:
Parallel 2015-1, Ltd. as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang
Title: Authorized Signatory

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Collateral Manager to:
Parallel 2017-1, Ltd. as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang
Title: Authorized Signatory

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD. 2016-1

by	/s/ J. Paul
Name: J. Paul
Title: Managing Director

For any institution requiring a second signature line:

by:
Name:
Title

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PBI Stable Loan Fund a series trust of MYL
Investment Trust as a Lender
BY: PineBridge Investments LLC
As Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Penn Institutional Loan Common Master Fund, LP as a Lender
BY: PENN Capital as its Investment Advisor

By:	/s/ Christopher Skorton
Name: Christopher Skorton
Title: Business Operations Associate

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pension Fund of Local No. One, IATSE as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Pension Fund of Local No. One, IATSE, account number G12F7861282

By:	/s/ John Heitkemper
Name: John Keitkemper
Title: Portfolio Manager

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PENSIONDANMARK
ENSIONSFORSIKRINGSAKTIESELSKAB as a Lender
By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: CEO/CIO
Title: Managing Director

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB as a Lender
By: Highland Capital Management, L.P.,
As Investment Manger

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Permanens Capital Floating Rate Fund LP as a Lender
BY: BlackRock Financial Management Inc., Its Sub- Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PIMCO Bermuda Trust II: PIMCO Bermuda Income Fund (M) as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M) as a Lender
By: Pacific Investment Management Company LLC, as its Investment

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

If a second signature is necessary:
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge A Series Trust of Multi Manager Global Investment Trust as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund II as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PIMCO Cayman Trust: PIMCO Cayman U.S. Blended Credit Fund 2016 as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PIMCO Funds Global Investors Series plc: Income Fund as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PIMCO Funds Ireland plc: PIMCO Senior Loan Fund as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PIMCO Funds: PIMCO Senior Floating Rate Fund as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PIMCO Loan Interests and Credit Master Fund Ltd as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pinebridge Global Dynamic Asset Allocation Fund as a Lender
By: Pinebridge Investments LLC
As Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pinebridge SARL as a Lender
By: PineBridge Investments LLC
As Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PineBridge Senior Secured Loan Fund Ltd. as a Lender
By: PineBridge Investments LLC Its Investment
Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pinnacle Park CLO, Ltd as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pinnacol Assurance as a Lender
BY: PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pioneer Floating Rate Fund as a Lender
By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pioneer Floating Rate Trust as a Lender
By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PK-SSL Investment Fund Limited Partnership as a Lender
BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Plainview Funds plc - MacKay Shields Floating

Rate

High Yield Portfolio

as a Lender

Plainview Funds Plc, an investment company organized as an umbrella fund with segregated liability between sub-funds,

acting solely in respect of the MacKay Shields Floating Rate High Yield Portfolio

By: MacKay Shields LLC, its investment manager

By:	/s/ Andrew Susser
Name: Andrew Susser Title: Senior Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PNC Bank, NA

by	/s/ Keven Larkin
Name: Keven Larkin Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Post Senior Loan Master Fund, L.P. as a Lender
BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Schuyler Hewes
Name: Schuyler Hewes Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PowerShares Senior Loan Portfolio as a Lender
BY: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust By: PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Name: Chris Kappas Title: Managing Director

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim] By: PPM America, Inc., as Delegated Manager

By:	/s/ Chris Kappas
Name: Chris Kappas Title: Managing Director

PPM GRAYHAWK CLO LTD By PPM America, Inc. as Collateral Manager

By:	/s/ Chris Kappas
Name: Chris Kappas Title: Managing Director

Jackson Nation Life Insurance Company ByPPM America, Inc., as Attorney in fact on behalf of Jackson National Life Insurance Company

By:	/s/ Chris Kappas
Name: Chris Kappas Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Principal Funds Inc, - Diversified Real Asset Fund as a Lender
BY:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Principal Funds, Inc - Global Multi Strategy Fund as a Lender
By: Loomis, Sayles & Company, L.P., Its Sub-
Advisor
By: Loomis, Sayles & Company, Incorporated, Its
General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

R3 Capital Partners Master, L.P. as a Lender
BY: BlackRock Investment Management, LLC, its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Race Point IX CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Race Point VIII CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Race Point X CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: RAYMOND JAMES BANK, N.A.

By:	/s/ Daniel Gendron
Name: Daniel Gendron
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

RAYTHEON MASTER PENSION TRUST as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

RBS Pension Trustee Limited as Trustee to The
Royal Bank of Scotland Group Pension Fund as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Recette CLO, Ltd. as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:     RED FOX FUNDING LLC

by	/s/ Jennifer Koszta
Name: Jennifer Koszta
Title: AVP

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Regatta II Funding LP as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Regatta III Funding Ltd as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Regatta IV Funding Ltd as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Regatta V Funding Ltd as a Lender By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Regatta VI Funding Ltd as a Lender
By: Regatta Loan Management LLC its Collateral
Manager

By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Regence Bluecross Blueshield of Oregon as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Regence Bluecross Blueshield of Utah as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Regence Blueshield as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Regence Blueshield of Idaho as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Renaissance Floating Rate Income Fund as a Lender
BY: Ares Capital Management II LLC, as Portfolio
Sub-Advisor

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Renaissance Investment Holdings Ltd as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Renaissance Investment Holdings Ltd. as a Lender
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Riserva CLO, Ltd as a Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
Name: Egan, Kevin Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Rivernorth/Oaktree High Income Fund as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Tim Fairty
Name: Tim Fairty Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

RiverSource Life Insurance Company as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ROCKFORD TOWER CLO 2017-1, LTD.
By: Rockford Tower Capital Management, L.L.C.
Its Collateral Manager

by	/s/ Jay Ryan
Name: Jay Ryan Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ROCKFORD TOWER CLO 2017-2, LTD.
By: Rockford Tower Capital Management, L.L.C.
Its Collateral Manager

by	/s/ Jay Ryan
Name: Jay Ryan Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Rockwall CDO II Ltd. as a Lender
By Highland Capital Management, L.P., As Servicer

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Romark CLO-1 Ltd as a Lender
By: Shenkman Capital Management, Inc, as Servicer

By:	/s/ Justin Slatky
Name: Justin Slatky Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Royal Bank of Canada

by	/s/ Suzanne Kaicher
Name: Suzanne Kaicher
Title: Attorney-in-Fact Royal Bank of Canada

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Russell Investment Company Multi-Asset Growth
Strategy Fund as a Lender
By THL Credit Advisors LLC, as
Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Russell Investment Company Russell Global
Opportunistic Credit Fund as a Lender
By THL Credit Advisors LLC, as Investment
Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Russell Investment Company Russell Multi-Strategy
Income Fund as a Lender
THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Russell Investment Company Russell Short Duration
Bond Fund as a Lender
BY: THL Credit Advisors LLC, as Investment
Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Russell Investment Company Unconstrained Total
Return Fund as a Lender by THL Credit Advisors LLC, as Investment
Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Russell Investments Institutional Funds, LLC Multi-
Asset Core Plus Fund as a Lender
BY: THL Credit Advisors LLC, as Investment
Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Russell Investments Ireland Limited on behalf of the
Russell Floating Rate Fund, a subfund of Russell
Qualifying Investor Alternative Investment Funds plc as a Lender
BY: THL Credit Advisors LLC, as Investment
Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

SAEV Masterfonds Wellington Global High Yield as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Safety Insurance Company as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Salem Fields CLO, Ltd. as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

San Francisco City and County Employees’
Retirement System as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Saranac CLO I Limited as a Lender
By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Saranac CLO II Limited as a Lender
By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Saranac CLO III Limited as a Lender By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

SC PRO Loan VII Limited as a Lender By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

SC PRO Loan VII Limited as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Scor Reinsurance Company as a Lender BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Seasons Series Trust - Diversified Fixed Income Portfolio as a Lender By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND as a Lender BY: ARES MANAGEMENT LLC, AS SUB- ADVISOR

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

SEI INSTITUTIONAL MANAGED TRUST - ENHANCED INCOME FUND as a Lender BY: ARES MANAGEMENT LLC, AS SUB- ADVISER

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Seix Multi-Sector Absolute Return Fund L.P. as a Lender By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner By: Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias
Name: George Goudelias Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Seneca Park CLO, Ltd. as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Senior Debt Portfolio as a Lender BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Sentry Insurance a Mutual Company as a Lender BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: SGT Investments II, L.P.

by	Its general partner, SGT Investments II GP, LLC

by /s/ Paul R. Womble
Name: Paul R. Womble
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2013-IV CLO, LTD as a Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2013-III CLO, Ltd. as a Lender BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2014-V CLO, Ltd. as a Lender

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2014-VI CLO, Ltd. as a Lender BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2015-VII CLO, Ltd as a Lender BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2015-VIII CLO, Ltd. as a Lender

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2016-IX CLO, Ltd as a Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2017-X CLO, Ltd as a Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Sheet Metal Workers Pension Plan of Northern California

as a Lender

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Sheet Metal Workers Pension Plan of

Northern California, account number

MW2F3001042

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shell Contributory Pension Fund as a Lender By: Invesco Senior Secured Management, Inc as Investment Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shell Pensions Trust Limited as trustee of the Shell Contributory Pension Fund as a Lender

By:	/s/ Fabian Ansorg
Name: Fabian Ansorg
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shenkman Floating Rate High Income Fund as a Lender By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Silver Spring CLO Ltd. as a Lender

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Silvermore CLO LTD. as a Lender

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Smithfield Foods Master Trust as a Lender by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:        Societe Generale

by	/s/ David N. Moran
Name: David N. Moran
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Sonoma County Employees’ Retirement Association as a Lender By: Guggenehim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Sound Harbor Loan Fund 2014-1 Ltd. as a Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

South Carolina Retirement Systems Group Trust as a Lender By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

South Fork Trading, LLC as a Lender By: SunTrust Bank, as manager

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Spring Creek Capital, LLC

by	/s/ Christopher Welker
Name: Christopher Welker
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Spring Creek Capital, LLC as a Lender BY: SunTrust Bank, as manager

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Staniford Street CLO, Ltd. as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL as a Lender By: authority delegated to the New Mexico State Investment Office By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Steele Creek CLO 2014-1, LTD. as a Lender BY: Steele Creek Investment Management LLC

By:	/s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Steele Creek CLO 2015-1, LTD. as a Lender

By:	/s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Steele Creek CLO 2016-1, Ltd. as a Lender

By:	/s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Stewart Park CLO, Ltd. as a Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg as a Lender BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Schuyler Hewes
Name: Schuyler Hewes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg as a Lender By: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund as a Lender By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund as a Lender By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Stichting Pensioenfonds Hoogovens as a Lender By: Ares Capital Management III LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Stichting Pensioenfonds Hoogovens as a Lender by THL Credit Advisors LLC, its Asset Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Stichting Shell Pensioenfonds as a Lender

By:	/s/ Fabian Ansorg
Name: Fabian Ansorg
Title: Authorised Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Stichting Shell Pensioenfonds as a Lender By: Invesco Senior Secured Management, Inc as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Strategic Income Opportunities Bond Fund as a Lender
BY: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Income Opportunities Bond Fund

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Stratford CLO, Ltd. as a Lender By: Highland Capital Management, L.P., As Servicer

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Sun Life Assurance Company of Canada as a Lender By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Sunsuper Pooled Superannuation Trust as a Lender By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Suzuka INKA as a Lender By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 9SP as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss capital Pro Loan III Plc as a Lender By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss Capital Pro Loan III plc as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss Capital Pro Loan V as a Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss Capital Pro Loan V plc as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss Capital Pro Loan V PLC as a Lender By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss Capital Pro Loan VI PLC as a Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss Capital PRO Loan VIII PLC as a Lender By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss capital Pro Loan VIII PLC as a Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Symphony CLO XIV, Ltd as a Lender By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Symphony CLO XV, Ltd as a Lender BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Symphony CLO XVI, LTD as a Lender By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Symphony CLO XVII, LTD as a Lender By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Symphony Floating Rate Senior Loan Fund as a Lender By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TCI-CENT CLO 2016-1 LTD. as a Lender By: TCI Capital Management LLC As Collateral Manager

By: Columbia Management Investment Advisers, LLC As Sub-Advisor

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TCI-Symphony CLO 2016-1 Ltd. as a Lender By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TCI-SYMPHONY CLO 2017-1 FUNDING LLC as a Lender By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TCW CLO 2017-1, LTD.
as a Lender

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Kahn
Name: Bibi Kahn
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Teachers Insurance and Annuity Association of
America
as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Teachers’ Retirement System of Louisiana
as a Lender
By:	AllianceBernstein L.P., as Investment Advisor

By:	/s/ Neil Ruffell
Name: Neil Ruffell
Title: VP - Corporate Actions

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Teachers’ Retirement System of the State of
Kentucky
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Thacher Park CLO, Ltd.
as a Lender
BY: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Thacher Park CLO Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management
LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The City of New York Group Trust
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THE CITY OF NEW YORK GROUP TRUST
as a Lender
BY: Credit Suisse Asset Management, LLC, as its
manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating
Rate Income Fund
as a Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THE EATON CORPORATION MASTER
RETIREMENT TRUST
as a Lender
BY: Credit Suisse Asset Management, LLC, as
investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Hartford Floating Rate Fund
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Hartford Floating Rate High Income Fund
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Hartford Inflation Plus Fund
as a Lender
BY: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Hartford Short Duration Fund
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Hartford Strategic Income Fund
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Hartford Total Return Bond Fund
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The United States Life Insurance Company In the
City of New York
As a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Variable Annuity Life Insurance Company
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Western and Southern Life Insurance Company
as a Lender

By:	/s/ Bernie M. Casey
Name: Bernie M. Casey
Title: AVP & Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THL Credit Bank Loan Select Master Fund, a Class
of The THL Credit Bank Loan Select Series Trust I
as a Lender
BY: THL Credit Senior Loan Strategies LLC, as
Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THl Credit Wind River 2012-1 CLO Ltd.
as a Lender
BY: THL Credit Senior Loan Strategies LLC, as
Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THL Credit Wind River 2014-1 CLO Ltd.
as a Lender
By THL Credit Advisors LLC, as
Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THL Credit Wind River 2014-2 CLO Ltd.
as a Lender
BY: THL Credit Senior Loan Strategies LLC, as
Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THL Credit Wind River 2015-1 CLO Ltd.
as a Lender
By THL Credit Senior Loan
Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THL Credit Wind River 2015-2 CLO Ltd.
as a Lender
By THL Credit Senior Loan
Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THL Credit Wind River 2016-1 CLO Ltd.
as a Lender
By THL Credit Senior Loan
Strategies LLC, its Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THL Credit Wind River 2016-2 CLO Ltd.
as a Lender
By THL Credit Advisors LC, its Warehouse
Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THL Credit Wind River 2017-1 CLO Ltd.
as a Lender
By THL Credit Advisors LLC, its
Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Teachers Advisors, Inc., on behalf of TIAA CLO I,
Ltd.
as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TIAA CLO II LTD
as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TIAA Global Public Investments, LLC - Series Loan
as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Teachers Advisors, Inc., on behalf of TIAA-CREF
Bond Fund
as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Teachers Advisors, Inc., on behalf of TIAA-CREF
Bond Plus Fund
as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TICP CLO I, Ltd.
as a Lender
by: TICP CLO I Management, LLC,
its collateral manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TICP CLO II, Ltd.
as a Lender
by: TICP CLO II Management, LLC,
its collateral manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TICP CLO III, Ltd.
as a Lender
by: TICP CLO III Management, LLC,
its collateral manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TICP CLO IV Ltd
as a Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TICP CLO V 2016-1, Ltd.
as a Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TICP CLO VI 2016-2, Ltd.
as a Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TICP CLO VII, Ltd
as a Lender
By: TICP CLO VII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TRALEE CLO II, LTD
as a Lender
By: Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TRALEE CLO III, LTD.
as a Lender
By: Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Transamerica Unconstrained Bond
as a Lender
By: PineBridge Investments LLC as Investment
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Treman Park CLO, Ltd.
as a Lender
BY: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Trestles CLO 2017-1, LTD.
as a Lender
By: Pacific Asset Management, as collateral manager

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Trinitas CLO I, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer of Triumph
Capital Advisors, LLC As Asset Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Trinitas CLO II, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Trinitas CLO III, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Trinitas CLO IV, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Trinitas CLO V, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Trinitas CLO VI, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to:
Trustees of the Estate of Bernice Pauahi Bishop dba
Kamehameha Schools
as a Lender

By:	/s/ Peter Hwang
Name: Peter Hwang
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Trustmark Insurance Company
as a Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Tryon Park CLO Ltd.
as a Lender
BY: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: UBS AG, STAMFORD BRANCH

by	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

For any institution requiring a second signature line:

by	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

UBS Financial Services Inc. Pension Plan
as a Lender
As: Bradford & Marzec, LLC as Investment Advisor
on behalf
of the UBS Financial Services Inc. Pension Plan,
account
number 17-01283/PWB04

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

UNISUPER
as a Lender
By: Oak Hill Advisors, L.P.
as its Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

United HealthCare Insurance Company
as a Lender
BY: GSO Capital Advisors LLC as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

UnitedHealthCare Insurance Company
as a Lender
By: BlackRock Financial Management Inc.; its
investment manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Upland CLO, Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Upper Tier Corporate Loan Fund 1
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

US Loan SV S.a.r.l.
as a Lender

By:	/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

U.S. Specialty Insurance Company
as a Lender
BY: BlackRock Investment Management, LLC, its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

USAA Mutual Funds Trust - USAA Short - Term
Bond Fund
as a Lender

By:	/s/ John Spear
Name: John Spear
Title: VP Long Term Fixed Income

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Utica Mutual Insurance Company
as a Lender
By: Wellington Management Company LLP as its
Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

VALIDUS REINSURANCE LTD
as a Lender
BY: PineBridge Investments LLC Its Investment
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Vantage Trust
as a Lender
By: Pacific Life Fund Advisors LLC (doing business
as Pacific Asset Management),
in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

VENTURE XII CLO, Limited
as a Lender
BY: its investment advisor
MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

VENTURE XIII CLO, Limited
as a Lender
BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

VENTURE XIV CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

VENTURE XV CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

VENTURE XVI CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XVII CLO Limited
as a Lender
BY: its investment advisor, MJX Asset
Management,
LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XVIII CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

VENTURE XX CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director/ Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXI CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXII CLO, Limited
as a Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXIII CLO, Limited
as a Lender
By: its investment advisor MJX Asset Management
LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXIV CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXV CLO Limited
as a Lender
By its Investment Advisor, MJX Asset Management
LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXVI CLO, Limited
as a Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXVII CLO, Limited
as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Vibrant CLO III, Ltd.
as a Lender
BY: DFG Investment Advisers, Inc.

By:	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virginia Colelge Savings Plan
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as
Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus Newfleet Dynamic Credit ETF
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus Newfleet Low Duration Income Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus Newfleet Senior Floating Rate Fund
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus SEIX Floating Rate High Income Fund
as a Lender
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2012-4, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as it
investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2013-1, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its
investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2013-2, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its
investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2013-3, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its
investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2014-1, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its
investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2014-2, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its
investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2014-3, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its
investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2014-4, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its
investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2015-1, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as its
investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2015-2, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2016-1, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2016-2, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as its
investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2016-3, Ltd. as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2016-4, Ltd. as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2017-1, Ltd. as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2017-3, Ltd. as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Credit Opportunities Master Fund as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Floating Rate Fund as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ISL Loan Trust as a Lender
BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Investment Trust Co. Plan for Common Trust
Funds - Voya Senior Loan Common Trust Fund as a Lender
BY: Voya Investment Trust Co. as its trustee

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Investment Trustt Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund as a Lender
BY: Voya Investment Trust Co. as its trustee

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Prime Rate Trust as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Senior Income Fund as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ James B. Essert
Name: Jim Essert
Title: Senior Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wasatch CLO Ltd as a Lender
BY: Invesco Senior Secured Management, Inc. as
Portfolio Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Washington Mill CLO Ltd. as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Webster Park CLO, Ltd as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellfleet CLO 2015-1, Ltd. as a Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellfleet CLO 2016-1, Ltd. as a Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellfleet CLO 2016-2, Ltd. as a Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellfleet CLO 2017-1, Ltd. as a Lender
By: Wellfleet Credit Partners, LLC
As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellington Multi-Sector Credit Fund as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellington Trust Company, NA Multiple Collective
Investment Funds Trust II, Multi Sector Credit
Portfolio as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Welllington Trust Company, National Association
Multiple Common Trust Funds Trust- Opportunistic
Fix Income Allocation Portfolio as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellington Trust Company, National Association
Multiple Collective Investment Funds Trust II, Core
Bond Plus/High Yield Bond Portfolio as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellington Trust Company, National Association
Multiple Common Trust Funds Trust Opportunistic
Inflation Sensitive Bond Portfolio as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellington Trust Company, National Association
Multiple Common Trust Funds Trust, Core Bond
Plus/High Yield Bond Portfolio as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

WELLINGTON TRUST COMPANY, NATIONAL
ASSOCIATION MULTIPLE COMMON TRUST
FUNDS TRUST, UNCONSTRAINED CORE
FIXED INCOME PORTFOLIO as a Lender

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellmark, Inc. as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wells Fargo (Lux) Worldwide Fund - U.S. Short-
Term High Yield Bond Fund as a Lunder
BY: Wells Capital Management, its Investment
Advisor

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wells Fargo Short-Term High Yield Bond Fund as a Lender
by: Wells Capital Management, as Investment
Advisor

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wells Fargo Strategic Income Fund as a Lender by: Wells Capital Management, as Investment
Advisor

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wells Fargo Bank, National Association as a Lender

By:	/s/ P Jeffrey Huth
Name: P Jeffrey Huth
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wells Fargo Core Plus Bond Fund as a Lender by: Wells Capital Management, as Investment
Advisor

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

West Bend Mutual Insurance Company as a Lender
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

West CLO 2012-1 Ltd. as a Lender

By:	/s/ Chris Jackson
Name: Chris Jackson
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

West CLO 2013-1 Ltd. as a Lender

By:	/s/ Chris Jackson
Name: Chris Jackson
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

West CLO 2014-1 Ltd. as a Lender

By:	/s/ Chris Jackson
Name: Chris Jackson
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

West CLO 2014-2 Ltd. as a Lender

By:	/s/ Chris Jackson
Name: Chris Jackson
Title: Assistant Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Westchester CLO, Ltd. as a Lender
By:	Highland Capital Management, L.P.,
As Servicer

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Westcott Park CLO, Ltd. as a Lender
By:	GSO / Blackstone Debt Funds Management
LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Western Asset Bank Loan (Multi-Currency) Master
Fund as a Lender
BY:	Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Western Asset Bank Loan (Offshore) Fund as a Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Western Asset Corporate Loan Fund Inc. as a Lender
BY:	Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Western Asset Floating Rate High Income Fund, LLC
as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Western Asset Short Duration High Income fund as a Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Western Asset U.S. Bank Loan (Offshore) Fund as a Lender

By:	/s/ Jed R. Villareal
Name: Jed R. Villareal
Title: Bank Loan Team

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: WhiteHorse VII, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

/s/ Ethan Underwood
By: Ethan Underwood
Title: Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: WhiteHorse VIII, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

/s/ Ethan Underwood
By: Ethan Underwood
Title: Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: WhiteHorse X, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

/s/ Ethan Underwood
By: Ethan Underwood
Title: Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

WM Pool - Fixed Interest Trust No. 7 as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: CO-CIO

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

WM Pool - High Yield Fixed Interest Trust as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Workers Compensation Fund as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Adam Alden
Name: Adam Alden
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

XL RE Europe SE as a Lender
By:	Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Yellowstone Trading, LLC as a Lender
By: SunTrust Bank, as manager

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Z Capital Credit Partners CLO 2015-1, Ltd.
By: Z Capital CLO Management, L.L.C., its Portfolio Manager
By: Z Capital Group, L.L.C., its Managing Member
By: James J. Zenni, Jr., its President and CEO

by	/s/ James J. Zenni, Jr.
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ZAIS CLO 1, Limited as a Lender
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ZAIS CLO 2, Limited as a Lender
ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ZAIS CLO 3, Limited as a Lender
ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ZAIS CLO 5, Limited as a Lender
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ZAIS CLO 6, Limited as a Lender
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ziggurat CLO Ltd. as a Lender
By: Guggenheim Partners Investment Management,
LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Zilux Senior Loan Fund as a Lender
BY: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM Inc., for and on behalf of

ALLEGRO CLO II, Ltd

by	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM Inc., for and on behalf of

ALLEGRO CLO III, Ltd

by	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

SCHEDULE I

Tranche G Term Loans

Tranche G Term Lender	Tranche G Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$1,819,000,000
TOTAL	$1,819,000,000

SCHEDULE II

Post Amendment No. 3 Effective Date Obligations

Within 90 days after the Amendment No. 3 Effective Date (or such later date that the Agent in its reasonable discretion may permit), with respect to the below described Mortgaged Properties, the Agent shall have received (i) an amendment to the applicable Existing Mortgage in form and substance reasonably satisfactory to the Agent, (ii) evidence that a counterpart of such amendment to the Existing Mortgage has been recorded (or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly thereafter in the place necessary to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Secured Parties), (iii) a “date-down” and modification endorsement to the existing Title Insurance Policy (or a new Title Insurance Policy if such endorsements are not available in a jurisdiction where an Existing Mortgage has been recorded), which shall amend the description therein of the insured Existing Mortgage to include the amendment of the Existing Mortgage, and otherwise be in form and substance reasonably satisfactory to the Agent, (iv) a favorable opinion of counsel in the state in which such parcels of real property are located with respect to the enforceability of said amendment of the Existing Mortgage and such other opinions as Agent shall reasonably request, all in form and substance and from counsel reasonably satisfactory to the Agent and (v) such other information, documentation, and certifications (including evidence of flood insurance as may be required by applicable law) as may be reasonably required by the Agent, in each case with respect to the following Mortgaged Properties:

a.	320 S. Church Street, Addison, IL 60101-3750
b.	1230 Old Norris Road, Liberty, SC 29657
c.	6019 Powdermill Road, Franklin Twp., Kent, OH 44240-7109
d.	8575 Helms Avenue, Rancho Cucamonga, CA 91730
e.	2405 S. 3rd Ave., Union Gap, WA 98903
f.	40 Orville Drive and 105 Wilbur Place, Bohemia, NY 11716